CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

Exhibit 10.1
CONTRACT BETWEEN

VIZZAVI ESPAÑA, S.L.

AND

ELEPHANT TALK COMMUNICATION HOLDING, AG

FOR THE SUPPLY OF OPERATION AND TECHNICAL
SERVICES THROUGH A COMPREHENSIVE TECHNOLOGICAL
PLATFORM

20 MAY 2009

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

In Madrid, 20 May 2009

ASSEMBLED

ON THE ONE PART,

MR. JAIME BUSTILLO VELASCO, of full legal age and with address for these purposes at Avenida de Europa 1, Parque Empresarial de La Moraleja, 28108 Alcobendas, Madrid, acting as proxy in the name and on behalf of the trading corporation VIZZAVI ESPAÑA, S.L. (hereinafter, VIZZAVI), with Tax Identification Code No. B-82896119. He is empowered by virtue of the power of attorney executed before the Notary of Madrid, Mr. Manuel Rodríguez Marín, on 9 October 2008, with number 2440 in his minute of record, which is duly registered in the Mercantile Register of Madrid, Volume 19,772, Folio 192, Section 8, Page M-272203, 33rd entry.

AND ON THE OTHER,

MR. STEVEN PAUL KAREL MARIE VAN DER VELDEN, of full legal age and with address for these purposes at Gartenstrasse 105, CH-4052 Basel, Switzerland, acting as proxy in the name and on behalf of the trading corporation ELEPHANT TALK COMMUNICATION HOLDING, A.G. (hereinafter, ELEPHANT TALK), with registration number CH 270.3.013.519-0, which representation he holds by virtue of the powers granted on 17 May 2009 by a resolution of the Company.

Both Parties appearing declare that they have sufficient legal capacity to enter into a contract and bind themselves, both personally and in the capacity and representation in which they intervene, which they mutually recognize and undertake not to challenge, and, with their mutual consent

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THEY DECLARE

I.
That VIZZAVI is a company authorized by the sectorial telecommunications legislation to provide complete Virtual Mobile Operator (VMO) electronic communications services by virtue of a Resolution of the Telecommunications Market Commission dated 18 August 2008.

II.
That ELEPHANT TALK is an international provider of electronic communications services for Virtual Mobile Operators through the rendering of operation and technical support services over technological platforms.

III.
That VIZZAVI, in the development of its electronic communications activity, is interested in hiring from ELEPHANT TALK and ELEPHANT TALK is interested in providing to VIZZAVI certain operation and technical support services over a comprehensive technological platform in the terms and conditions established in this Contract and the Annexes hereto.

IV.	That by virtue of what is set down in the foregoing declarations, the Parties have reached an agreement which they formalize in accordance with the following

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CLAUSES

1.	OBJECT OF THE CONTRACT

1..1
The object of this Contract is the rendering by ELEPHANT TALK to VIZZAVI of the operation and technical support services (hereinafter, “the services”) described in Annexes A, B1, B2, C, D and E of this Contract, in the terms and conditions established in this document and its Annexes (hereinafter, referred to jointly as “the Contract”).

1.2	The services shall be rendered by ELEPHANT TALK to VIZZAVI over the technological platform described in Annex C of this Contract.

1.3	This Contract is of an exclusive nature, pursuant to the provisions of the following clauses:

1.3.1
ELEPHANT TALK may not render in Spain the operation and technical support services under this Contract either directly or indirectly to any operator other than VIZZAVI (with or without its own telecommunications network) that is a direct or indirect competitor of VIZZAVI in the Spanish electronic communications market, within a *** counting from the Contract’s execution, as per the obligations laid down in Clause 3.3, except with the express authorization of VIZZAVI.

1.3.2
Likewise, VIZZAVI may not contract the operation and technical support services that are the object of this Contract with any other comprehensive technological platform other than ELEPHANT TALK, whilst ELEPHANT TALK is not authorized to render such services to other operators within the framework of what is established in Clause 1.3.1 and in accordance with the obligation laid down in Clause 3.6, except with the express authorization of ELEPHANT TALK.

1.4
The numbering, codes and other technical parameters allocated to VIZZAVI by the competent bodies (MSISDN, IMSI, short numbering codes, ICC, etc.) and which, as and when applicable, are managed by ELEPHANT TALK in the performance of this Contract, shall remain under the control of VIZZAVI.

2.	STRUCTURE OF THE CONTRACT 2

2.1	This Contract is structured in accordance with the following schematic:

2.1.1	Main Body: It includes the Contract’s essential principles and the elements that regulate the relations between the Parties.

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2.1.2	Annex A – Services for the End Customers of the Virtual Mobile Operators (VMOs) of VIZZAVI

2.1.3	Annex B1 – Support Services for the Virtual Mobile Operators (VMOs) of VIZZAVI

2.1.4	Annex B2 – Support Services for VIZZAVI operations

2.1.5	Annex C – Technical Annex

2.1.6	Annex D – Economic Terms and Conditions

2.1.7	Annex E – Capabilities and Undertakings relating to Project Management

2.1.8	Annex F – Communications and Official Contact List

2.1.9	Annex G – Data Protection

2.1.10	Annex H – Security and Fraud

2.1.11	Annex I – Ethical Purchases

2.1.12	Annex J – General Health & Risk-Prevention Conditions

2.1.13	Annex K – Requirements for Compliance with the Sarbanes-Oxley Rules

2.1.14	Annex L – Certificates

2.1.14.1 Fiscal Certificate
2.1.14.2 Labour Certificate
2.1.14.3 Copy of Insurance Policy

2.1.15	Annex M – Definitions 2.1.16 Annex N – Environment

2.2	The Annexes may have their own associated Appendices, if so decided with the mutual consent of the Parties.

2.3	Both Parties explicitly acknowledge that all the elements comprising this Contract have the same status.

2.4	Each one of the Annexes and Appendices, when applicable, as well as any future updates or additions which the Parties may agree to incorporate into this Contract, suitably signed by both Parties, shall form an integral part thereof. The rights and obligations deriving therefrom shall be exercisable or enforceable from the date it is signed, except in the case of an agreement to the contrary on the validity date.

3.	ESSENTIAL OBLIGATIONS OF THE CONTRACT

The Parties explicitly acknowledge the essential nature of the following obligations within the framework of this Contract:

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A. Obligations of ELEPHANT TALK:

3.1	Rendering of the services that are the object of the Contract by ELEPHANT TALK in the terms and conditions established in the Contract.

3.2	Likewise, ELEPHANT TALK accepts the following obligations:

3.2.1
Guarantee that the rendering of the services under this Contract shall be carried out in accordance with the technologies and modalities currently in existence and working, which shall be suitably maintained and upgraded on the basis of the mobile electronic communications market’s development. In this connection, ELEPHANT TALK guarantees the adequate upgrading of the functionalities, services, platform architectures and technologies available in the telecommunications market at any given moment, as per the roadmap which both Parties will keep updated in order to guarantee their dimensioning in accordance with the growth in the VIZZAVI services. The roadmap will be designed and kept updated on the basis of independent benchmarking, reflecting the existing developments in the market.

3.2.2
Undertaking to make available to VIZZAVI access to future technologies and technological innovations that may appear in the telecommunications market, always provided that a prior request has been made, and that the aforesaid technologies and innovations are within the scope of ELEPHANT TALK.

ELEPHANT TALK must notify and make available to VIZZAVI, sufficiently in advance for VIZZAVI to be able to offer it in the market, the implementation of any new functionality whether deriving from a new project or technology or the consequence of the existing functionalities’ evolution, within the mobile telecommunications environment.

3.2.3
Guarantee of the adequate updating of commercial conditions, as regards both the services that are the object of this Contract and any new services that may arise, based on the needs expressed by VIZZAVI to keep itself competitive in the market in which it conducts its activities. The economic terms and conditions for the development of new services not included in the object of the Contract, as established in Annexes A, B, C, D and E, shall be established in accordance with the provisions of Annex D.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
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3.2.4	Guarantee of adequate maintenance of the commercial structure and prices, as described in detail in Annex D, in the cases contemplated in 3.2.1 and 3.2.2.

3.3	Not to render, either directly or indirectly, the operation and technical support services under this Contract to any operator other than VIZZAVI (with or without its own telecommunications network) that is a direct or indirect competitor of VIZZAVI in the Spanish mobile electronic communications market, within a *** term counting from the Contract’s execution, except with the express authorization of VIZZAVI.

B. Obligations of VIZZAVI:

3.4	To make the payments owed by virtue of this Contract in the terms and conditions of Clause 13 and Annex D relating to the economic terms and conditions.

3.5	Fulfillment in good faith of its obligations to provide maximum support to ELEPHANT TALK in this Contract’s application and performance.

3.6	Obligation of VIZZAVI, pursuant to the provisions of Clause 1.3.2, not to contract the operation and technical support services under this Contract with any other comprehensive technological platform different to ELEPHANT TALK, except with the express authorization of ELEPHANT TALK.

4.	VALIDITY

4.1
This Contract shall enter into force on the date it is signed and shall remain in force for a 5-year term. This Contract shall be automatically renewed for successive terms of two (2) years as from the completion of the initial term and/or that of its renewals, except when either of the Parties notifies the other in writing of its intention to the contrary, at least ***in advance of the conclusion of the term that is in force.

4.2	In the event that ELEPHANT TALK decides not to renew this Contract, the provisions of Clause 6.4 shall apply.

4.3
Without prejudice to the Contract’s validity date, the Parties agree that the effective rendering of the services contemplated in Annexes A and B shall abide by the implantation schedule described in Annex E

4.4	The commercial launch date may not be later than 1 June 2009, except when any of the circumstances provided for in Annex E relating to fulfillment of the implantation schedule exist.

4.5	The Parties agree to expressly exclude the possibility of early discharge, with the exception of the cases provided for in Clause 6. If either of the Parties, infringing the provisions of this Contract, were to request the Contract’s early discharge in a situation other than those established therein and without the other Party’s agreement, the penalties indicated in Clause 7.1 shall apply.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

4.6
Once two years have elapsed since the Contract’s initial validity, both Parties undertake to study and evaluate new formulae for their joint co-operation. Nevertheless, at the request of either of the Parties and always with their mutual consent, it shall be possible for new formulae for their joint co-operation to be studied and evaluated within a shorter term than that established above.

5.	CONTRACT REVIEW AND AMENDMENT

5.1	In the event that one of the cases described below were to arise, the Parties are hereby legitimized to request, in writing, the opening of negotiations that, as and when applicable, shall give rise to the review and amendment of the affected points of the Contract, subject to the agreement of the Parties:

5.1.1 ***

5.1.2 ***

5.1.3 ***

5.1.4 ***

5.2	The negotiations for the Contract’s review and/or amendment must comply with thefollowing rules:

5.2.1	The Parties undertake to negotiate in good faith.

5.2.2	The Parties undertake to mutually make available all the essential information for the development of the negotiations, under the confidentiality obligation established in Clause 9.

5.2.3
During the course of the negotiation process for the Contract’s review, it shall be understood that the validity thereof has been provisionally renewed, except in the case of an agreement of the Parties to the contrary.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

6.	CONTRACT TERMINATION AND CONSEQUENCES

6.1	The Contract shall terminate for the general causes accepted in Law and, in particular, for the following causes:

6.1.1	With the mutual consent of the Parties, expressly indicated in writing and with the setting of the Contract’s termination date.

6.1.2
Due to the termination of the initial validity period or of the tacit renewal, as established in Clause 4.1, always provided that one of the Parties notifies the other in writing of its intention to exclude the Contract’s renewal, a minimum of ***in advance of that date.

6.1.3
Due to the revocation, cancellation or modification, by the Authorities, of the legal authorization held by VIZZAVI when, in this latter case, fulfilment of the obligations laid down in this Contract is prevented. Both Parties shall do their utmost to avoid this situation.

6.1.4
Due to the entry in the body of shareholders of ELEPHANT TALK of a direct competitor of VIZZAVI or of the VIZZAVI Group in the mobile electronic communications market, whenever such acquisition of shares involves (i) the taking of control by the direct competitor of ELEPHANT TALK in the sense of Article 42 of Spain’s Commercial Code; or (ii) the appointment of at least one Director on the Board of Directors of ELEPHANT TALK.

6.1.5
Due to the entry in the body of shareholders of ELEPHANT TALK of a company that in the *** following entry becomes a direct competitor of VIZZAVI or of the VIZZAVI Group in the Spanish mobile electronic communications market, whenever such acquisition of shares involves (i) the taking of control by the direct competitor of ELEPHANT TALK in the sense of Article 42 of Spain’s Commercial Code; or (ii) the appointment of at least one Director on the Board of Directors of ELEPHANT TALK.

For the purpose of Clauses 6.1.4 and 6.1.5, ELEPHANT TALK undertakes to communicate to VIZZAVI whatsoever acquisition of shares on the part of a direct competitor of VIZZAVI or of its Group, at the moment such acquisition takes place or the moment at which it has knowledge thereof and is authorized to make such communication.

6.1.6
Likewise, due to the entry of ELEPHANT TALK in the body of shareholders of a competitor of VIZZAVI or of its Group in the Spanish mobile electronic communications market, whenever such acquisition has the same consequences as those described in Clauses 6.1.4 and 6.1.5 above.

6.2	ELEPHANT TALK may seek the unilateral discharge of Contract through an express and written communication in the following case:

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6.2.1
Whenever VIZZAVI fails to fulfill any of its essential obligations contained therein and always provided that such non-fulfillment is not remedied by VIZZAVI within a ***term as from the notification requesting remedy.

6.3	VIZZAVI may seek the Contract’s unilateral discharge by means of an express and written communication in the following cases:

6.3.1.	Whenever ELEPHANT TALK fails to fulfill any of the Contract’s essential obligations established in Clause 3 thereof.

In the event of non-fulfillment on the part of ELEPHANT TALK of the obligations laid down in Clause 3.2, discharge may be made effective by VIZZAVI whenever ELEPHANT TALK fails to remedy such non-fulfillment within a *** term as from the notification requesting remedy.

6.3.2	In the case of repeated non-fulfillment of the operation and quality indications established in Annexes A, B, C and E.

6.3.3
In the event that ELEPHANT TALK decides to contract the wholesale access services in Spain with an operator other than VIZZAVI or the Group to which the latter belongs for the rendering of mobile telephony services to its clients under the VMO model. At any event, ELEPHANT TALK shall communicate its intention to VIZZAVI, *** in advance thereof.

6.4
The Contract’s termination for whatsoever cause shall not necessarily involve theimmediate cessation of the rendering of the ELEPHANT TALK services to VIZZAVI and the latter may request ELEPHANT TALK to continue with the rendering thereof. ELEPHANT TALK shall guarantee the continuity of the rendering of the services in the same conditions as those in which they were being rendered up to termination, always provided that such conditions comply with what has been agreed in the Contract, during a minimum term of *** after the Contract’s termination or at any event during the time that may be necessary for VIZZAVI to reach a similar agreement to this one and to satisfactorily migrate all the services to the new platform, and the platform remains stable, understanding by such the criterion that the Technology Department of VIZZAVI may establish. Similarly, ELEPHANT TALK shall guarantee complete transparency and the necessary technical support so that migration takes place with maximum speed and least impact on the activity of VIZZAVI. During this period, ELEPHANT TALK shall be authorized to render its services to operators other than VIZZAVI.

6.5
The Contract’s termination due to the elapsing of the initially agreed 5-year term or any of its renewals shall not involve the immediate cessation of the rendering of the ELEPHANT TALK services to VIZZAVI in respect of those VIZZAVI customers which, at the moment of termination, have been incorporated into the comprehensive technological platform for a term of less than ***. The rendering of the ELEPHANT TALK services to VIZZAVI in the terms and conditions of this Contract shall apply in respect of each customer during the term that remains up to the ***term’s completion.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

6.6	At any event, the Contract’s discharge for any of the causes provided for in this Clause shall not represent the waiver by either of the Parties of the exercise of the actions that may correspond to them by Law and shall not release the Parties from fulfilment of their outstanding obligations.

6.7	The obligations contained in the Clauses indicated below shall remain in force after the Contract’s termination for a 5-year term: Clause 9 (Confidentiality) and Clause 11 (Applicable Legislation and Binding Settlement of Disputes).

7.	PENALTY CLAUSE FOR EARLY DISCHARGE

7.1	Within the framework of Clauses 6.1.4, 6.1.5, 6.1.6, 6.2 and 6.3, which grant the right to the Party not causing the situation described to seek unilateral discharge of Contract, and without prejudice to the compensation for damages and losses to which it may give rise, as a penalty clause expressly convened between the Parties, the following penalties are established for the cases described below:

7.1.1
In the cases provided for in Clauses 6.1.4, 6.1.5, 6.1.6 and 6.3, should it be VIZZAVI which exercises the right to unilateral discharge of contract on the grounds of the existence of any of the circumstances established as a cause for discharge of contract by a unilateral resolution in its favour, ELEPHANT TALK shall pay VIZZAVI the corresponding amount as established in the following table:

	S < ***		***	€
*** =	S <	***	***	€
*** =	S <	***	***	€
***=	S <	***	***	€
S = ***			***	€

The Parties agree that the total number of services in the platform (S) shall be the average of the *** of the last ***.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

7.1.2
In the case provided for in Clause 6.2, if it is ELEPHANT TALK which exercises the right to unilateral discharge of contract, on the grounds of the existence of any of the circumstances established as a cause for discharge of contract by a unilateral resolution in its favour, VIZZAVI must pay ELEPHANT TALK, as a penalty, an amount equivalent to that which ELEPHANT TALK has invoiced to VIZZAVI during the ***immediately prior to the exercise of the unilateral discharge right, up to a limit equivalent to the applicable penalty as per Clause 7.1.1 for the corresponding number of services ***.

8.	ECONOMIC LIMIT OF THE PARTIES’ LIABILITY IN THE CONTRACT’S PERFORMANCE

8.1	Each Party shall be responsible for the adequate fulfilment of its obligations under thisContract, subject, in respect of possible claims lodged by one Party against the other, to the following limits:

8.1.1
There shall be no limitation on their liability other than that which applies pursuant to Spanish legislation in respect of losses that, being due to actions or omissions, comprise: losses produced by the infringement of industrial or intellectual property rights; injuries caused to persons; damage caused to material goods; or losses caused by wilful intent.

8.1.2
Outside the aforementioned cases, in respect of losses caused by serious negligence in actions or omissions, the responsible Party shall be answerable up to a maximum limit of *** euros (*** €) in respect of consequential damages, loss of earnings, loss of profits and/or loss of data.

8.1.3	Outside the aforementioned cases, in respect of losses caused by ordinary negligence in actions or omissions, the responsible Party shall be answerable up to a limit of *** euros (***€).

8.1.4
One Party shall be liable before the other for the losses caused (particularly for the loss of logs, data or any other information) due exclusively to the latter’s non-fulfilment of the obligations accepted by it by virtue of this Contract.

8.2
The Parties shall not be responsible for the delay, fault in the execution or any other non-fulfilment of any of their contractual obligations when such delay, fault in the execution or non-fulfilment is due to the existence of a cause of force majeure.

The Party invoking the partial or complete impossibility of the Contract’s performance for a cause of force majeure must inform the other Party, as quickly as possible and by whatsoever means, the nature, cause, scope and estimated duration of the event. For the time that the event and the effects arising therefrom last, the Parties shall act and co-ordinate in good faith their efforts with a view to adopting as many measures as may be necessary and essential to alleviate and/or overcome them.

The Parties’ contractual undertakings and obligations shall be suspended if the event of force majeure and its effects cannot be alleviated, remedied and/or overcome within the seven days following that on which it was notified. Nevertheless, if the situation caused by force majeure were to continue after one month has elapsed since the event was notified, the Contract shall be lawfully terminated without giving rise to compensation of whatsoever type in favour of either of the Parties.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

8.3	ELEPHANT TALK shall keep VIZZAVI free from all responsibility and claim that any third party may file against the latter by virtue of this Contract’s performance. To this end, whatsoever claim made against VIZZAVI for this reason shall be notified immediately to ELEPHANT TALK so that it can appear in the claim as necessary and/or voluntary passive joint litigant, together with a lawyer representing its position, against the claim, without this representing on the part of VIZZAVI abandonment of the right to defend itself in each proceeding, for as long as it continues to appear as the defendant, co-defendant, passive joint litigant or third party in the action.

8.4	Under no circumstances shall the liability deriving from the application of Clauses 8.1.2 and 8.1.3 exceed the limit of ***euros (***€) for each *** term of the Contract.

9.	CONFIDENTIALITY

9.1	Neither VIZZAVI nor ELEPHANT TALK may disclose to third parties, without the prior express and written consent of the other Party, any information relating to the content of this Contract or relating to the other Party or the relations of the other Party with its own customers, to which it may have access as a consequence of this Contract, undertaking to treat such information confidentially. The confidentiality obligation established in this Clause shall remain in force during the Contract’s performance and once it has terminated.

9.2	DEFINITIONS

9.2.1	For the purpose of this Contract, the following expressions shall be interpreted as per the definitions that appear after them, as follows:

- “Own Information”: As an example but by no means limited thereto, the following shall be deemed to be “Own Information”: discoveries, concepts, ideas, know-how, techniques, designs, drawings, drafts, diagrams, models, samples, databases of all types, and any technical, financial or commercial information of either of the Parties.

“Source”: Either of the Parties shall be deemed to be the “Source” whenever, within the terms of this Contract, it is the one which supplies the Own Information.

- “Addressee”: Either of the Parties shall be deemed to be the “Addressee” whenever, within the terms of this Contract, it is the one which receives the Own Information from the other Party.

9.3	OWN INFORMATION

9.3.1
The Parties agree that any information relating to financial, commercial, technical and/or industrial aspects of either one of them or of their respective businesses supplied to the other Party as a consequence of the agreements they may reach (regardless of whether or not such transfer is verbal, written, on magnetic support or any other computerized mechanism, graphic or of any other type) shall be deemed to be confidential information and shall be treated pursuant to the provisions of this document. For the purpose of this Contract, such information and its copies and/or reproductions shall be deemed to be “Own Information”.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

9.4	EXCLUSION FROM THIS CONTRACT

9.4.1	The following information shall not be deemed to be Own Information and neither shall it be treated as such:

i)
When it is public knowledge at the moment of the supply to the Addressee or, when the supply has been made, it achieves such condition without the Addressee having infringed the provisions of this Contract.

ii)
When it can be demonstrated by the Addressee, through its archives, that it was in its possession through legitimate means prior to the information being supplied by the Source, without any confidentiality agreement being in force at that moment.

iii)	When it has been widely disclosed without any limitation by its legitimate creator.

iv)	When it was created completely and independently by the Addressee, with the latter being able to demonstrate this fact through its archives.

9.5	CUSTODY AND NON-DISCLOSURE

9.5.1
The Parties shall treat as confidential the other Party’s Own Information that may be supplied to them and agree to its strict safeguard and custody and not to disclose or supply it, whether partially or in full, to whatsoever third party (with the exception of the companies in the Group to which VIZZAVI belongs) without the prior express and written consent of the Source. Such consent shall not be necessary when the obligation to supply or disclose the Source’s Own Information by the Addressee is imposed by Law, a firm legal Judgment, arbitration award or firm Administrative decision.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

9.5.2
This Contract does not authorize either of the Parties to demand from the other the supply of information and any such obtainment of information from or about the Source by the Addressee shall be received by the latter with the prior consent of the former.

9.5.3
All consequences deriving from the negligent custody and/or willful or negligent disclosure of the Own Information, consequent information or a consequence of the Own Information or consequent information or a consequence of the Contract shall be deemed to be an act of unfair competition, without exclusion of the definition thereof as a crime that may be made in any applicable legislation, including a criminal wrong.

9.6	OWN INFORMATION SUPPORT

9.6.1
All or part of the Own Information, papers, books, accounts, recordings, lists of customers and/or partners, computer programs, procedures, documents of all types or technology, the supply of which is made under the condition of Own Information, regardless of the support in which it is contained, shall be treated as secret, confidential and restricted.

9.7	OWN INFORMATION DESTINATION

9.7.1
It shall be possible for the Own Information to be made known by the Addressee to its managers and/or employees, without prejudice to the Addressee adopting all the necessary measures for the true and exact fulfillment of this Contract, having the obligation of informing the one and the other of the confidential, secret and restricted nature of the information it is making known, and of the existence of this Contract.

9.7.2
Likewise, the right of VIZZAVI to make available the Own Information it receives from the Source to the companies in the Group to which VIZZAVI belongs is hereby recognized, with such companies being subject to the confidentiality and secrecy obligations in the terms and conditions of this Contract.

9.7.3
The Addressee must give its managers and/or employees all the guidelines and instructions it may consider appropriate or advisable for the purpose of safeguarding the confidential, secret and restricted nature of the Source’s Own Information.

9.7.4
Without prejudice to the provisions of the foregoing paragraphs, each Party shall be responsible not only for the conduct of its managers and/or employees but also for the consequences that may result pursuant to the provisions of this Contract.

9.8	RESPONSIBILITY IN THE CUSTODY OF THE OWN INFORMATION

9.8.1	The addressee shall be responsible for the custody of the Own Information and as many copies as it may have thereof supplied by the Source, for the purpose

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

of its treatment as confidential, secret and restricted, having the obligation of returning the Own Information and copies thereof to the Source upon termination of their commercial relations, or earlier, when so requested by the Source.

10.	CONTRACT ASSIGNMENT

10.1
ELEPHANT TALK may not assign the rights and obligations under this Contract, either partially or in full, without the prior express and written consent of VIZZAVI. The foregoing notwithstanding, either of the Parties shall be able to partially or fully assign the rights or obligations under this Contract to any company pertaining to its corporate Group in the sense laid down in Article 42 of the Commercial Code, without having to pay any additional amount whatsoever.

10.2
At any event, whenever consent to assignment is granted by the non-assigning Party, the assigning Party shall be jointly and severally responsible, with the assignee, for the obligations assumed by virtue of this Contract.

10.3
The economic and all other rights generated or that may be generated by this Contract may not be encumbered with rights thereon in favour of third parties without the prior express and written consent of VIZZAVI, which may not be withheld in an unjustified way.

11.	APPLICABLE LEGISLATION AND BINDING SETTLEMENT OF DISPUTES

11.1	This Contract is subject to the Laws of the Kingdom of Spain.

11.2
This Contract shall be signed in Spanish and in English. In the event of a discrepancy on the Contract’s interpretation, amendment or performance, the Parties agree that the Spanish version shall prevail. At any event, the Parties undertake to use their best endeavours to settle such discrepancy, avoiding as far as is possible having to resort to litigation.

11.3	For the settlement of whatsoever dispute relating to this Contract’s interpretation and fulfilment, both Parties abide by the jurisdiction of the Courts and Tribunals of the city of Madrid.

12.	RESPONSIBILITY OF ELEPHANT TALK IN THE CONTRACT’S PERFORMANCE

12.1	SERVICE QUALITY LEVELS AND COVERAGE

12.1.1	ELEPHANT TALK guarantees to VIZZAVI that the quality of the service offered shall maintain the service levels described in Annexes A, B, C and E.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

12.1.2
ELEPHANT TALK shall adequately dimension the infrastructure and resources made available to VIZZAVI for the rendering and economic valuation of the services included in the Contract, in accordance with the necessary traffic and network planning forecasts made available through the mechanisms which the Parties shall establish for the Contract’s correct working. VIZZAVI shall provide ELEPHANT TALK with forecasts on traffic and number of services a minimum of three months in advance. ELEPHANT TALK undertakes to dimension the human and material resources in accordance with these forecasts so as to guarantee the agreed service levels, always provided that the real traffic volumes and/or number of services are kept within deviations of up to ***% with respect to the forecast. Above that value, ELEPHANT TALK undertakes to use its best endeavours to maintain the agreed service levels.

12.1.3
ELEPHANT TALK shall manage the complete performance of this Contract. For this, ELEPHANT TALK shall act diligently in the performance of the Contract’s object, procuring the supply, execution and completion of the whole in the agreed terms and conditions, rendering such services either directly or through subcontracts with the individuals or bodies corporate that effectively render such services. The contractors selected by ELEPHANT TALK must be duly authorized and qualified for conducting such functions and under no circumstances must VIZZAVI be affected by whatsoever responsibility or liability resulting from such election, lack of performance or negligence in the fulfilment of the obligations assumed by ELEPHANT TALK or the subcontractors chosen by it.

12.1.4	Quality in the Contract’s Performance

12.1.4.1 ELEPHANT TALK undertakes to make available all the technical, human, material and economic resources that may be required for fulfilling the object of this Contract. It shall be responsible for obtaining all the necessary licences, permits and authorizations for fulfilling the object of this Contract and for their adaptation to the contracted purpose.

12.1.4.2 The Parties accept that, in the rendering of some of the services under this Contract, the prevailing legislation may require that some of them have to be carried out through third parties other than ELEPHANT TALK.

12.1.4.3 ELEPHANT TALK assumes the guarantee of fulfilment of the administrative, employment and tax requirements and obligations associated with the performance of this Contract, whether carried out directly or through subcontracted third parties.

12.1.4.4 In any circumstance and at any moment, VIZZAVI may require from ELEPHANT TALK the adaptation of the Contract’s object to the legislation on personal and material safety and security as imposed by the applicable legislation and the replacement of the defective object should it not be adequate for the contracted purpose, as per the technical specifications, at no additional cost.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

12.2 .	CASES OF DISCONNECTION OF SERVICE

VIZZAVI may disconnect its network from the service provided by ELEPHANT TALK in the cases described below without this being taken as non-fulfillment of any of its obligations:

12.2.1	Whenever the safety and integrity of its network is in such danger that this could seriously affect its working.

12.2.2	Whenever people’s integrity is at risk.

12.2.3	In those cases in which interoperability of the services of VIZZAVI or of its customers is endangered to the extent that the rendering thereof is seriously affected.

12.2.4
In the event of a serious infringement of the regulations relating to the secrecy of communications and the right to honour, privacy and protection of data of a personal nature, with serious violation of third-party rights.

12.2.5
Whenever, with the existence of any of the causes of discharge of Contract established in Clause 6, the nature thereof makes it essential to disconnect the service or a part thereof, prior to the services’ final cessation during the Transition Period.

13.	MONETARYCONSIDERATIONS

13.1	Prices of the Services under the Contract

13.1.1	The invoicing prices and conditions applicable to the services under this Contract are established in Annex D “Economic Terms and Conditions”.

13.1.2	All the prices and terms and conditions of an economic content included in this Contract and its Annexes are given without including VAT or other indirect taxes.

13.2	Taxes

13.2.1	All present or future taxes of whatsoever type that may be incurred as a consequence of this Contract’s execution and performance shall be settled by the Parties in accordance with the Law.

14.	SECRECY OF COMMUNICATIONS AND PERSONAL DATA PROTECTION

14.1
At all times ELEPHANT TALK shall guarantee the Secrecy of the Communications to which it may have access during the rendering of the services under this Contract, as per the provisions of the applicable Spanish regulations in force at any given moment.

14.2
For the rendering of the services under this Contract, ELEPHANT TALK shall have access to the personal data contained in the files of VIZZAVI; consequently, such data may only be processed in accordance with the provisions of Annex G. At any event, ELEPHANT TALK undertakes to abide by all the provisions that may apply on the subject and, in particular, those of Spain’s Organic Law 15/1999 of 13 December 1999 of the Protection of Personal Data (hereinafter, “LOPD”) and other regulations for its application in force at any given moment.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

15.	SAFEGUARDING OF INTELLECTUAL AND INDUSTRIAL PROPERTY RIGHTS AND THE PARTIES’ RIGHTS

15.1
“Intellectual and Industrial Property Rights” (hereinafter, “IPR”) shall be deemed to beall the intellectual and industrial property rights (including, without limitation, all rights of an economic or personal type, such as copyright) that are recognized at this moment or in the future by Spanish intellectual or industrial property legislation or the laws of any jurisdiction applicable to the case, including, without limitation, all inventions (and, of them, the inventions implemented in the IT sector with or without patent), patents, “utility models”, industrial designs, semiconductor topography rights, trade-marks and service marks, whether registered or unregistered, reproduction rights, logos, presentation names and commercial names, know-how (but only to the extent that the foregoing can confer a legal protection or licence under the pertinent applicable legislation), domain names and goodwill associated with all of them, including in each case the capacity (should it exist) (i) to apply for whatsoever registration whether necessary or simply appropriate for obtaining or protecting such rights in any part of the world and any register thereof, and (ii) to claim whatsoever compensation or any other remedy for the infringement of such rights. IPR shall include, without limitation, all the intellectual and industrial property rights registered with an official register in any part of the world and the applications for registration and the concession rights thereof and any right or form of protection of a similar nature throughout the world.

15.2
The Parties shall maintain all the rights over their respective names, logos, marks, databases and/or any other goods protected by the prevailing rules on the subject of IPR. Likewise, the Parties shall maintain all the rights over their respective patents, “utility models”, industrial designs, databases and/or any other goods protected by the IPR.

15.3
ELEPHANT TALK shall only be able to use the IPR of VIZZAVI (or of the companies in the Group to which it belongs) in the terms and conditions for which the latter authorizes such use and, at any event, such authorization shall refer strictly to the development of the activity under this Contract. In the event of a modification, and at the request of VIZZAVI, ELEPHANT TALK has the obligation of permanently and immediately updating, eliminating or replacing the IPR of VIZZAVI or of the companies in the Group to which it belongs.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

VIZZAVI may only use the IPR of ELEPHANT TALK (or of the companies in the Group to which it belongs) in the terms and conditions for which the latter authorizes such use and, at any event, such authorization shall refer strictly to the development of the activity under this Contract. In the event of a modification, and at the request of ELEPHANT TALK, VIZZAVI has the obligation of permanently and immediately updating, eliminating or replacing the IPR of ELEPHANT TALK or of the companies in the Group to which it belongs.

15.4
The Parties may not make use of or possess marks, domain names or other IPR rights that can be confused with the industrial property rights which the other Party or other companies in the Group to which it belongs exploit in the placing on the market of their products and services. The Parties may only use the other Party’s IPR for the purpose of carrying out the object of this Contract, having the obligation of using their own name in all their other activities.

15.5
In particular, the ownership and all the IPR over the software, operating manuals, designs, distinctive signs and associated documentation, supplied or made available to VIZZAVI by ELEPHANT TALK as part of the Service or developed within another scope that are the property of ELEPHANT TALK shall continue to be the full property of ELEPHANT TALK or of the owner thereof. Whenever software, owned by ELEPHANT TALK or third parties, is supplied to VIZZAVI or its customers together with any of the Services, ELEPHANT TALK shall grant VIZZAVI or its customers a non-exclusive and non-transferrable licence (except for the companies in the Group to which they belong that operate in the Spanish mobile electronic communications market) to use, store, develop, reproduce and distribute that software solely in connection with those Services. Likewise, VIZZAVI shall also be allowed to make a reasonable number of backup copies thereof.

15.6
Except in the case of an agreement to the contrary between the Parties, the new IPR developments carried out exclusively for VIZZAVI, which are requested through the corresponding document for the special project relating to the Services under the Contract, shall be the exclusive property of VIZZAVI. The foregoing notwithstanding, without prejudice to the Parties convening other conditions, VIZZAVI shall grant to ELEPHANT TALK a non-exclusive and non-transferrable usage licence, which cannot be sub-licensed, for the new IPR developments and solely for the rendering of the Services.

15.7
VIZZAVI undertakes to transfer to its customers the need to sign the agreements that the owner of the IRP may reasonably request in relation to any material provided by ELEPHANT TALK in the Contract’s performance, when so required.

15.8
Whatsoever inclusion of the object of this Contract or the performance thereof in an advertising or promotional campaign, by virtue of which the name of one of the Parties or any other IPR of the latter or of any of the companies in the Group to which it belongs is announced, inserted or used, shall require the prior express and written consent of such Party.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

15.9
VIZZAVI is the holder of all the IPR to which ELEPHANT TALK may have access for the purpose of this Contract’s performance. Under no circumstances shall it be understood that by virtue of this Contract VIZZAVI grants to ELEPHANT TALK a licence to use the IPR with which VIZZAVI or any of the companies in the Group to which it belongs place their telecommunications products and services on the market.

15.10
In turn, ELEPHANT TALK declares under its sole responsibility that it is the holder of all the patents, marks, utility models, copyrights, registered designs and other IPR that are necessary for rendering to VIZZAVI the services established in this Contract.

ELEPHANT TALK undertakes to compensate VIZZAVI for any claim or legal proceeding having its origin in the infringement (or alleged infringement) of any patent, design or copyright by virtue of the possession or use by VIZZAVI of any equipment or software made available by ELEPHANT TALK pursuant to this Contract. To this end, VIZZAVI must notify whatsoever alleged infringement to ELEPHANT TALK immediately and in writing, must not admit anything relating to the infringement, shall allow ELEPHANT TALK to direct the proceedings and negotiations, giving it all reasonable assistance, and must authorizate it, always for the account of ELEPHANT TALK, to modify the equipment or software or obtain the corresponding licence so as to avoid the infringement.

15.11
Within a term of thirty (30) days from this Contract’s execution, ELEPHANT TALK undertakes to sign an agreement with an escrow entity (selected by ELEPHANT TALK) for the purpose of depositing the source code, development programmes, operating manuals and all other associated documentation that may be necessary for the correct maintenance of the deposited software, being that which is necessary for the correct rendering of the Services under this Contract. Likewise, within a term of ten (10) days from this Contract’s execution, ELEPHANT TALK shall remit a copy thereof to VIZZAVI.

Consequently, the object of this deposit is to guarantee to VIZZAVI future access to the source code when one or several of the following circumstances arises:

? Whenever ELEPHANT TALK is liquidated or wound up; it starts whatsoever mercantile or bankruptcy proceeding for the purpose of the company’s liquidation or winding up; it finds itself in a situation of insolvency or takes action for the company’s merger or spin off; or whenever it is going to cease or change the corporate purpose of its business.

? Whenever ELEPHANT TALK is accredited as a debtor in a third-party bankruptcy proceeding; it is called by the Administration or whatsoever other official public or private body to declare on all or part of its assets or goods on the occasion of the commencement of an audit or inspection; an administrative order is served on ELEPHANT TALK; it signs an agreement by virtue of which payment to its creditors is established on the basis of the profit obtained by ELEPHANT TALK.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

Whenever ELEPHANT TALK fails to comply with its obligations to support, guarantee and maintain the software in order to achieve the object of this Contract and, after being notified by VIZZAVI for the effective and necessary fulfilment of such obligations, ELEPHANT TALK fails to comply with them within a thirty-day term from the notification.

VIZZAVI shall be able to use, share and sub-licence the source code in accordance with the circumstances indicated in the foregoing section and solely for the purpose of (i) carrying out the support, guarantee and maintenance operations, and (ii) for the continuity, enhancement or updating of the rendering of the Services under this Contract. VIZZAVI shall have the right, at its election, to share or licence the source code, either with an employee or with a third party authorized by VIZZAVI for the purpose of complying with a series of previously established support, guarantee, maintenance, enhancement and updating obligations in favour of ELEPHANT TALK for the performance of this Contract. VIZZAVI may only share or licence the source code when such subject has previously accepted a written commitment under which it undertakes to maintain the confidentiality of such source code and to use it solely for the purpose of fulfilling the obligations imposed by VIZZAVI.

In the event that instead of belonging to ELEPHANT TALK the source code belongs to a third party from which it has been obtained, ELEPHANT TALK must endeavour to ensure that the legitimate owner thereof also carries out the deposit of such source code in the same terms and conditions as those established for ELEPHANT TALK.

To the extent that ELEPHANT TALK may endeavour to assign to a third party its intellectual property rights over the software which is being used for developing the rendering of the Services under this Contract, having been previously licensed to VIZZAVI, ELEPHANT TALK prior to such assignment must notify and obtain the prior consent in writing of VIZZAVI.

The fees corresponding to the deposit shall be for the account of ELEPHANT TALK and shall be included in the maintenance service fee.

After notifying ELEPHANT TALK accordingly, VIZZAVI shall request from the chosen escrow entity, without the need for the prior authorization of ELEPHANT TALK, the availability and sending of the corresponding source code with due justification of the reasons why it is requesting it.

16.	MARKETING AND PUBLIC RELATIONS

16.1	Neither of the Parties shall be legitimized to use the corporate name and/or marks owned by the other Party without the prior consent, in writing, of the holder thereof.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

16.2
Neither of the Parties shall make public announcements (i.e. press releases or verbal presentations) relating to this Contract, its content or the service rendered without the other Party’s prior consent in writing. The Parties shall agree and publish whatsoever press release jointly.

17.	CONTRACT ENFORCEABILITY

17.1
A declaration of complete or partial nullity of one of more of this Contract’s clauses by the competent authority shall not affect the validity of the remaining clauses, which shall maintain their binding force. In this case, the Parties undertake to negotiate a new clause or clauses to replace the annulled clause or clauses that, within the terms in keeping with the Law and in strict compliance with the judgment or decision declaring such nullity, best maintain the identity of purpose with the annulled clause or clauses, insofar as such purpose has not been declared contrary to Spain’s set of laws.

17.2
The enforceability of this Contract shall be conditional upon the signing of all the Annexes referred to in Clause 2. Be that as it may, once all the Annexes have been signed, the date of the Contract’s entry into force shall be deemed to be that on which the Main Body thereof is signed, date on which it shall take effect and on which the Annexes to the Contract shall also enter into force. The Parties agree that the maximum date for signing the Annexes pending execution is 31 May 2009. In the event that once this date has been reached such execution has not taken place, except with the express and written agreement of the parties to the contrary, for all intents and purposes the Contract shall hereby become invalid, without the Parties being able to claim whatsoever amount. The Parties undertake to make available all the necessary resources and to negotiate in good faith so that the signing of the Annexes is possible within the agreed term.

18.	BINDING CONTRACT

18.1
This Contract, made up of the Main Body, Annexes and, as and when applicable, Appendices, includes all the terms and conditions and essential aspects of the agreement that currently exists between the Parties.

18.2
The foregoing paragraph notwithstanding, the intervening Parties confer on this Contract a fully valid and binding character, expressly agreeing that the lack or absence of a subsequent agreement on questions of detail or development may not be put forward by either of the Parties as sufficient cause for waiving the binding nature of this Contract or questioning its enforceability and validity. The Parties agree that the discrepancies that may be generated in relation to these developments shall be settled in accordance with the mechanisms provided for in this Contract.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

19.	INDEPENDENCE OF THE PARTIES

19.1
It shall be the specific and exclusive obligation of ELEPHANT TALK to comply with all the legal obligations that correspond to it, in particular those of a labour and fiscal nature, relating not only to the company itself but to the personnel in its employ.

19.2
In this connection, the Parties expressly agree that this Contract does not represent an association or dependence between them nor the only relationship in the rendering of the services which each one carries out, meaning that both Parties shall be absolutely independent and autonomous, and VIZZAVI shall have no responsibility, not even subsidiary, in respect of the obligations incurred by ELEPHANT TALK in respect of third parties and, in particular, the personnel in its employ.

19.3
In particular, non-fulfilment of the obligations of ELEPHANT TALK or its subcontractors on the subject of Occupational Hazard Prevention or the complete or partial lack of compliance with the provisions of Annex J shall empower VIZZAVI to withhold the monetary consideration in a sufficient amount to cover all the liabilities that effectively derive from any breaches committed by ELEPHANT TALK or its subcontractors. In addition to the foregoing, the joint and several responsibilities of the Parties pursuant to the provisions of Section 42.3 of the prevailing Consolidated Text of Spain’s Law of Corporate Infringements and Penalties may not be eluded.

19.4
ELEPHANT TALK, in the performance of this Contract, shall be the sole Party empowered to adopt all the surveillance and control measures it may deem appropriate to verify compliance by the worker of its labour obligations and duties in relation to ELEPHANT TALK, ensuring in the adoption and application of such power due consideration and taking into account the capacity of each dependent worker of ELEPHANT TALK.

19.5
In accordance with the foregoing, ELEPHANT TALK undertakes to hand over to VIZZAVI, whenever it is required to do so by the latter, a list of the personnel in its employ assigned to the Contract’s performance, in addition to a copy of the TC-1 and TC-2 Social Security contribution forms, a negative Certificate of arrears issued by the Social Security General Treasury and registration in the corresponding accident at work and occupational illness mutual insurance company, in addition to supporting documents of payment to the Public Exchequer of the income tax withholdings made on behalf of the workers on its payroll. As and when applicable, an updated copy of contribution to the Special Self-Employed Workers’ Regime [BETA in its Spanish initials] and all other documents requested of it, such as compulsory and voluntary insurance premium receipts.

19.6
ELEPHANT TALK declares that it has the consent of its workers to be able to hand over to VIZZAVI those of their personal data that are necessary for fulfilling the obligations of this Contract. In the event that any of the workers were to subsequently revoke the consent granted or oppose the processing of their data, ELEPHANT TALK shall notify VIZZAVI and thereafter shall refrain from handing over any data of such worker to VIZZAVI. Likewise, VIZZAVI undertakes not to use the data of the workers of ELEPHANT TALK for any purpose other than that of permitting adequate fulfilment and control of the rendering of services provided for in this Contract.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

19.7	VIZZAVI may at any moment demand from the other Party the updated exhibition of the compulsory legal situation of ELEPHANT TALK with respect to its workers.

19.8
The new assignment of a worker to the execution of the contracted services by ELEPHANT TALK must be notified to VIZZAVI and the regularity of its situation must be accredited prior to its incorporation into the Contract’s performance, in the same terms and conditions as those established in the foregoing paragraphs.

19.9
Failure to comply with the aforementioned obligations shall be a cause for this Contract’s automatic discharge, without the right to any compensation in favour of ELEPHANT TALK and without prejudice to the legal actions that may correspond to VIZZAVI before the former for the damages and losses that such non-fulfilment may cause to it.

19.10	ELEPHANT TALK undertakes to assume in full the direction, organization and management of the human and material resources assigned to the Contract’s performance.

20.	SUBCONTRACTING

20.1
ELEPHANT TALK shall be able to perform the services described in this Contract either directly or through subcontracts with third parties, subject to the prior written authorization of VIZZAVI, which may not be withheld without justification, being responsible before VIZZAVI for complete or partial non-fulfilment or negligent fulfilment of the obligations assumed by virtue of this Contract and for those established in general legislation, particularly those referring to the obligations which it must assume on Labour, Fiscal, Occupational Hazard Prevention and Data Protection matters.

20.2
In the event that ELEPHANT TALK uses for the rendering of the service under this Contract personnel made available to it by a Temporary Employment Agency, ELEPHANT TALK must abide by all the obligations and special limitations in respect of the work to be conducted as imposed by the regulation of this type of service relationship, particularly on the subject of Occupational Hazard Prevention. Consequently, ELEPHANT TALK shall release VIZZAVI from any direct or indirect responsibility resulting from its relations with the Temporary Employment Agency with which it signs a contract for the availability of or with its workers, having the duty of fulfilling all the obligations laid down in this Contract for the case of subcontracting. In addition to the foregoing, the joint and several responsibilities of the Parties pursuant to the provisions of Section 42.3 of the prevailing Consolidated Text of Spain’s Law of Corporate Infringements and Penalties may not be eluded.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

20.3
In the event that ELEPHANT TALK subcontracts the partial or complete performance of this Contract, it must reliably communicate this fact to VIZZAVI prior to formalizing such contracting. Upon receipt of this communication, VIZZAVI shall have five (5) working days in which to oppose it for whatsoever reason. If, once this term has elapsed, VIZZAVI has not declared its opposition, it shall be understood that it expressly accepts the subcontracting communicated to it. The foregoing notwithstanding, in the event that the subcontracting involves access on the subcontractor’s part to data for which VIZZAVI is responsible, the provisions of this Contract and its Annexes relating to the protection of personal data must be adopted.

20.4
The legal relations and contracts that ELEPHANT TALK must formalize with third parties for fulfilment of its obligations shall contain amongst their clauses the express exclusion of the responsibility of VIZZAVI in respect of the aforesaid relations, irrespective of the legal nature thereof.

20.5
VIZZAVI shall not be responsible before customers or third parties for the injuries to persons or damage to material objects that may occur, for whatsoever reason, on the occasion of this Contract’s implementation by ELEPHANT TALK or its subcontractors.

20.6	At all times the contracts executed with third parties relating to the rendering of services must respect the rights and obligations laid down in this document.

20.	ENVIRONMENTAL OBLIGATIONS

21.1
ELEPHANT TALK expressly undertakes to fulfil all the legislation with an environmental content that may apply to it in relation to the activities whose execution results from this Contract’s performance.

21.2
Likewise, as established in the prevailing legislation, it undertakes to adequately manage and treat all classes of toxic and hazardous waste that may originate in or result from any activity directly or indirectly related to this Contract’s performance and, in particular, it undertakes to carry out in respect thereof and pursuant to the applicable legal provisions all the specific activities that may be required, be they management, storage, treatment or any other.

21.3
In the same way, ELEPHANT TALK expressly undertakes to comply with the obligations specified below, without prejudice to complying in full with any other obligations that may be imposed on it by a valid legal provision applicable to the activities established through this Contract, the inadequate treatment of which may have repercussions on or affect the environment. Consequently, ELEPHANT TALK agrees to commit itself to:

21.3.1
Carry out all the activities entrusted to it by VIZZAVI as a result of this Contract, strictly complying with the principles and guidelines deriving from the Environmental Policy and guidelines of the Environmental Management System implanted by VIZZAVI, the full content of which it declares it knows.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

21.3.2
To make available to VIZZAVI all the information required of it in relation to any impact or incidence on the environment resulting from the activities, the execution of which results from this Contract, and, as and when applicable, to submit to whatsoever inspection, verification or measurement of such effects, either by VIZZAVI or any third party designated by the latter and, in particular, with respect to the generation of waste, its treatment, the emission of noise or other obnoxious elements into the atmosphere and any other similar effects that by virtue of the applicable legislation require specific activities.

21.3.3
As established in Spain’s Waste Law 10/1998 of 21 April 1998 and all other applicable provisions that apply or replace it, to manage and subsequently treat the waste generated during the performance of the activities established by means of this Contract and to hand over to VIZZAVI the corresponding documentation supporting the generated waste’s correct management.

21.3.4
To draw up and, when applicable, send to VIZZAVI, at its request, a study of the environmental impact resulting from whatsoever activity, the execution of which results from this Contract, with the minimum content indicated in Annex N.

21.3.5
ELEPHANT TALK shall be responsible for any infringements or sanctions that may be attributed to it on the grounds of violation of the applicable environmental legislation, without being able to charge to VIZZAVI any amount or charge for these concepts. Likewise, it expressly accepts the responsibility that within any scope may be attributed to it for whatsoever infringement of the applicable environmental legislation relating to the contracted activities and, in particular, in respect of the generation of an environmental impact, whether in the handling of the materials or products used for the execution of any activity resulting from this Contract or their inadequate management, storage or treatment.

21.3.6
ELEPHANT TALK undertakes to adopt all the preventive measures it considers appropriate so as to avoid any negative impact or incidence on the environment during the execution of the work resulting from this Contract, with all charges deriving from the attribution of responsibility for the infringements that derive therefrom being for its account, whether due to non-fulfillment of the regulations applying to the specific activity or any other, without being able to attribute to VIZZAVI any responsibility for these concepts.

21.3.7
Prior to the start of the work resulting from the execution of this document, it undertakes to sign the appropriate contract with a Waste Management Company authorized by the corresponding Regional Government, pursuant to the terms and conditions of Law 10/1998 and other provisions that apply or replace it, in relation to the management of the waste generated during the performance of the work or activities required of it as per the provisions of this Contract.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

21.3.8
VIZZAVI reserves the right to demand from ELEPHANT TALK the presentation of at least one copy of the contract signed with the authorized Waste Management Company and the handing over of the documents that, pursuant to the applicable prevailing provisions in this respect, may be required of it subsequent to the completion of execution of the tasks resulting from this Contract’s performance.

21.3.9
ELEPHANT TALK shall be responsible for applying all the corrective measures it considers necessary to avoid the production of whatsoever impact or incidence on the environment during the execution of the work that is the object of this Contract.

21.3.10
Similarly, in the event of whatsoever impact, incidence or violation of the environmental legislation applicable to any activity, the execution of which results from this Contract, it undertakes to adopt the corrective measures that may be necessary to minimize or remedy them.

22.	SUBSIDIARY RESPONSIBILITY

22.1
For the purpose of the exception of Section 43.1 f) of Spain’s General Tax Law 58/2003 of 17 December 2003, a certificate issued by the Tax Administration demonstrating that ELEPHANT TALK is up-to-date in the payment of its tax obligations is attached as Annex L.

22.2
For the purpose of avoiding the declaration of subsidiary responsibility of VIZZAVI relating to the rule of law referred to in the preceding paragraph, within the terms and with the requirements laid down in the aforementioned Section 43.1 f) of the General Tax Law and the regulations for its application, ELEPHANT TALK must send to VIZZAVI the appropriate certificate demonstrating that it is up-to-date in the payment of its tax obligations.

22.3
Should VIZZAVI not receive such Certificate within the twelve (12) months prior to the moment at which VIZZAVI must make the payment, it shall be empowered to withhold the amount that must be paid until it receives such Certificate and under no circumstances can interests accrue on the withheld amount for delayed payment.

22.4
For the purpose of the exception of Article 42.1 of Royal Legislative Decree 1/1995 of 24 March 1995 of Spain’s Law of the Workers’ Statute, a negative Certificate of arrears issued by the Labour Administration demonstrating that ELEPHANT TALK is up-to- date in the payment of its labour obligations is attached as Annex L.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

23.	MISCELLANEOUS

23.1
The Parties may add rectifications, amendments and annexes or appendices to this Contract, which shall be binding on them as from the date of effect, always provided that such rectifications, amendments and annexes are set down in writing, signed by an authorized representative for the Parties and is incorporated into the Contract.

23.2
Except for the written rectifications, amendments and annexes made after the Contract’s execution, this Contract represents the complete agreement reached by the Parties and invalidates all previous verbal and written negotiations, declarations and agreements.

23.3
Throughout the validity of this Contract and for one year thereafter, VIZZAVI undertakes not to hire, through a labour or mercantile contract, directly or indirectly, whenever it has knowledge thereof, the employees of ELEPHANT TALK relating to the rendering of the services under this Contract.

23.4	Each Party shall meet the charges and costs of all types caused to it as a result of the negotiation and signing of this Contract.

And as proof of their conformity with the foregoing, both Parties appearing, in the representation in which they intervene, sign this Main Body of the Contract, in duplicate and for a single purpose, on the date indicated ut supra.

/s/: Mr. Jaime Bustillo Velasco	/s/: Mr. Steven Paul Karel Marie Van Der Velden

For: VIZZAVI ESPAÑA, S.L.	For: ELEPHANT TALK COMMUNICATION HOLDING, AG

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. and ELEPHANT TALK
COMMUNICATIONS HOLDING, AG FOR THE PROVISION OF
TECHNICAL AND OPERATIVE SERVICES

Annex A: Services for VIZZAVI's Mobile Virtual Network Operators (MVNO) End Customers

***
THIS ANNEX REDACTED IN ITS ENTIRETY

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. and ELEPHANT TALK
COMMUNICATIONS HOLDING, AG FOR THE PROVISION OF
TECHNICAL AND OPERATIVE SERVICES

Annex B1: Support Services for VIZZAVI's Mobile Virtual Network Operators (MVNO)

***
THIS ANNEX REDACTED IN ITS ENTIRETY

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. and ELEPHANT TALK
COMMUNICATIONS HOLDING, AG FOR THE PROVISION OF
TECHNICAL AND OPERATIVE SERVICES

Annex B2: Support Services for VIZZAVI's Operations

***
THIS ANNEX REDACTED IN ITS ENTIRETY

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. and ELEPHANT TALK
COMMUNICATIONS HOLDING, AG FOR THE PROVISION
OF TECHNICAL AND OPERATIVE SERVICES

Annex C: Technical Annex

***
THIS ANNEX REDACTED IN ITS ENTIRETY

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. and ELEPHANT TALK
COMMUNICATIONS HOLDING, AG FOR THE SUPPLY
OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

***
THIS ANNEX REDACTED IN ITS ENTIRETY

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. and ELEPHANT TALK
COMMUNICATIONS HOLDING, AG FOR THE PROVISION
OF TECHNICAL AND OPERATIVE SERVICES

Annex E: Project Management Commitments and Capacities

***
THIS ANNEX REDACTED IN ITS ENTIRETY

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. and ELEPHANT TALK
COMMUNICATIONS HOLDING, AG FOR THE PROVISION OF
TECHNICAL AND OPERATIVE SERVICES

Annex F: Communications And Official List of Contacts

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

ANNEX F

Communications and official list of contacts

All communication between the Parties related to the Contract will have to be made in writing, between the people indicated in the present Annex. Communications will be considered delivered and received when done by registered mail letters a, notwithstanding that the same can be previously advanced by telefax or electronic mail.

Changes in the contact person will be communicated to the other party in writing.

Por ELEPHANT TALK	Nombre:	Robert Kraayvanger

	Dirección:	World Trade Center
Schiphol Boulevard 249
1118 BH Schiphol (Amsterdam Airport)
The Netherlands

	Cargo que ostenta:	Project Manager

	Nº teléfono:	+31.632.000.808 / +34. 603.050.040

	e-mail:	robert.kraayvanger@elephanttalk.com

Por VIZZAVI	Nombre:	José Enrique Nieto Puértolas

	Dirección:	VIZZAVI ESPAÑA, S.L.
Avenida de Europa, 1 – P.E. “La Moraleja”
28108 Alcobendas (Madrid) – SPAIN

	Cargo que ostenta:	Director

	Nº teléfono:	+34.610.514.757

	e-mail:	jose-enrique.nieto@vizzavi.es

And test of accordance with the above, both witnesses in the representation is involved, sign the present Annex F explaining duplicate and a single effect on the date indicated in the heading.

Fdo: D. Jaime Bustillo Velasco	Fdo: D. Alexander Albertus Vermeulen

Por VIZZAVI ESPAÑA, S.L.	Por ELEPHANT TALK COMMUNICATIONS, HOLDING AG

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. and ELEPHANT TALK
COMMUNICATIONS HOLDING, AG FOR THE PROVISION OF
TECHNICAL AND OPERATIONAL SERVICES

Annex G: Data Protection

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

ANNEX G

DATA PROTECTION

The provision of the services that are the object of this contract will require the access to personal data which are of the responsibility of VIZZAVI. By ELEPHANT TALK who will since now be considered responsible of the Treatment.

As result of the above and under law 15/1999, of 13 December Personal data protection (hereinafter LOPD), as well as in Royal Decree 1720 / 2007 of 21 December adopting Regulation development of the LOPD (hereinafter "Regulation of development of the LOPD"), ELEPHANT TALK undertakes to compliance the following clauses:

1. Personal data provided by ELEPHANT TALK

1. Pursuant the LOPD, VIZZAVI informs the signatories of this contract that their personal data as well as those third-party - for example, its employees - ELEPHANT TALK provide data inside of the implementation of the services covered by this contract to VIZZAVI, shall be incorporated into an automated file responsibility of VIZZAVI, with the purpose of facilitating the management of the agreed services delivery as well as any other service agreed subsequently.

2. ELEPHANT TALK may exercise the rights of access, rectification, cancellation and opposition by written request addressed to VIZZAVI, the person of contact designated in annex F of this contract.

3. In case of any personal data available from ELEPHANT TALK third party - as, for example their employees-, ELEPHANT TALK is committed to inform the holders of such data before supplied them to VIZZAVI, set out in this paragraph 2 (personal data provided by ELEPHANT) (TALK) of this annex, informing him of all collected aspects in the same and in particular the existence of the file, produced transfer, the purposes of treatment and the possibility of exercise of rights directly to VIZZAVI in the direction contained in paragraph 2 of this paragraph.

2. Personal data included in VIZZAVI files

1. Personal data responsible for VIZZAVI, access does not have the consideration of communication or transfer of data, but simple access to the same ELEPHANT TALK, access is necessary for the realization the present contract obligations.

2. ELEPHANT TALK recognizes that the legislation on protection of personal data (LOPD, arts. 197 and 278 of the Penal Code, and other regulations applicable) sets a series of obligations in the processing of personal data and purpose undertakes to:

●
In General, to observe the provisions, organizational and technical measures where necessary and execute all those enforceable acts or simply best to comply strictly to the obligations that correspond according to current legislation and with good practice in the sector, as responsible for the treatment of files of VIZZAVI’s responsibility.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

●
Access to personal data contained in files VIZZAVI, responsibility only when necessary for the object of the present contract services and single and exclusively to fulfill the obligations contained in the present contract, always in accordance with the instructions to facilitate VIZZAVI.

●
Not give or communicate, in no case to third parties, the data of included in files responsibility of VIZZAVI personal to the who has access, even for purposes of its conservation, as well as not allow any type of access to them by third parties.

●	Ensure personal data are handled only by those employees whose intervention is accurate for the contractual purpose.

●	Destroy or return, choice of VIZZAVI, personal data that had able to access, based on stipulations in category 4 (other) (obligations) of this annex.

3. Both parties recognize the special importance that the treatment of the personal data included in files VIZZAVI responsibility that ELEPHANT TALK can be accessed as a result of the services provided to VIZZAVI, whether made with full guarantees regarding safety, complying with applicable regulations.

By Therefore, ELEPHANT TALK expressly undertakes to observe and take few necessary security measures to ensure confidentiality, secret and integrity of personal data that you have access, as well as to take in future few security measures are required by laws and intended to preserve secrecy, confidentiality and integrity regulations in the automated treatment of personal data.

TO These effects, ELEPHANT TALK expressly states that has implemented the basic level, security measures medium or high, as the case and the enforceable depending on the type of data that access by virtue security level the provision of service in the question, required by regulation of Development of the LOPD in its title VIII, sections III and IV, articles 89-114. In addition, ELEPHANT TALK expressly, says security measures corresponding not only are deployed they are contained in a Document security, which is known and enforceable throughout the personally, as established by the cited the LOPD development regulation in its title VIII, chapter II, art. 88.

3. Possibility of subcontracting of services

ELEPHANT TALK may not subcontract with a third the realization of no treatment that had entrusted VIZZAVI, unless you have obtained this prior written authorization to do so. In this case, obtained after the authorization, the subcontractor shall be submitted to provisions of this annex using addendum to it.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

4. Other obligations

1. Obligations for ELEPHANT TALK in this annex shall be also mandatory for employees, partners, both external as internal, and subcontractors, being its responsibility to the same comply with these obligations. ELEPHANT TALK undertakes to which no stranger to your organization natural or legal person access data from contained in the responsibility of VIZZAVI, files personal to the ELEPHANT TALK to arrange access as the fruit of the agreed services regardless of the contractual relations ELEPHANT TALK could have with third parties. Specifically, ELEPHANT TALK undertakes to not outsource in no cases and under no circumstance collected activities in the This agreement that could pose an even remote access to personal data included in file VIZZAVI, responsibility without prior consent by written it.

2. ELEPHANT TALK shall inform its staff and, where appropriate, collaborators and subcontractors of obligations laid down in the present annex the processing of personal data. ELEPHANT TALK make few warnings and subscribe few documents necessary with its staff, and where appropriate, partners and subcontractors, with the aim of ensuring the implementation of such obligations.

Of Similarly, ELEPHANT TALK is committed after the extinction of the relationship between the same and VIZZAVI for the cause which was to destroy or, if indicated by VIZZAVI, return to the same or who VIZZAVI had been appointed, any confidential information and in particular, (i) of personal data included in files ownership of VIZZAVI, who had access based on the services contained in the present contract, (ii) those data which, in its case, had been generated following the processing of personal data contained in files owned by VIZZAVI, (iii) as well as media or documents in which any of these personal data recorded, not preserving copy any of any kind. Where ELEPHANT TALK proceeds to the destruction of the above-mentioned information, it will issue a certificate in favor of VIZZAVI, stating this action.

The destruction of data will not be applicable where there is a legal provision that requires its conservation, in which case must proceed to the return of the same ensuring VIZZAVI such conservation.

By its part, ELEPHANT TALK will properly keep the data blocked as responsibilities of its relationship with VIZZAVI may arise.

3. ELEPHANT TALK undertakes to leave VIZZAVI unscathed, for any damage prejudice, spending (including without limitation, attorneys fees) civil liability, penalties or fines imposed by any organ administrative or judicial by claims brought against VIZZAVI that derived or relate to the failure of ELEPHANT TALK any subcontractor hired by ELEPHANT TALK, obligations or and guarantees arranged in this annex or the rules on data protection personal.

6. Prevalence

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

The This annex shall prevail to any other regulation established by Parties regarding data protection in any other document earlier or later, unless expressly parties, with reference to This annex, carried out some modification of the whole or part of the same.

And test of accordance with the above, both witnesses in the representation in involved, sign the present annex G exemplary duplicate and a single effect on the date indicated in the heading

Fdo: D. Jaime Bustillo Velasco	Fdo: D. Alexander Albertus Vermeulen

Por VIZZAVI ESPAÑA, S.L.	Por ELEPHANT TALK COMMUNICATIONS, HOLDING AG

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. and ELEPHANT TALK COMMUNICATIONS HOLDING AG, FOR THE PROVISION
OF TECHNICAL AND OPERATIONAL SERVICES

Annex H: Fraud and Security

CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. AND ELEPHANT TALK COMMUNICATIONS HOLDING
AG, FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Anexo H: Fraud and Security

ANNEX H

FRAUD AND SECURITY
1. GENERAL ASPECTS

The provisions contained in the present document, shall be in any case without prejudice to the contract that brings cause to the present Annex.

ELEPHANT TALK assumes full responsibility on the suitability technical, legal and economic systems, processes and procedures related to the protection of facilities, equipment, materials and information related with the activities object of this contract as well as few may derive from the same.

It is also ELEPHANT TALK’s responsibility to adhere to all the rules of mandatory and good practice applicable to every time to activity that is running, both in its technical aspects as administrative.

ELEPHANT TALK must give its collaboration to VIZZAVI in all actions and research that before an incident of security and/or fraud might necessary. In any case,

ELEPHANT TALK will be responsible for informing VIZZAVI and in particular, the person that this designate as responsible to do this, on any security incident and/or fraud that happens, as well as any risk that detects circumstance by ELEPHANT TALK, and which could pose a threat to the interests of Vizzavi.

ELEPHANT TALK must have proper authorizations granted by part of the competent bodies of security.

ELEPHANT Where appropriate, with companies TALK must have service suppliers of duly certified by competent bodies security and surveillance on private security.

ELEPHANT TALK undertakes to train and inform their workers on the policy of security, standards and procedures to implement them as providers of VIZZAVI, services and shall prove compliance with this obligation in case of being required by VIZZAVI.

In case of happening any incidence of security for the lifetime of the contract, ELEPHANT TALK undertakes to immediately report to VIZZAVI.

2. CONTROL AND INSPECTION OF THE CONDITIONS OF SECURITY

2.1 Media monitoring and control

VIZZAVI You can carry out in anytime (even with prior to top) (of the provision of service) an audit control, verification and supervision over the security conditions in which ELEPHANT TALK, or their subcontractor, perform the awarded, work with the aim of ensuring that the standards and safety procedures included in Annex B, are executed in all times.

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CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. AND ELEPHANT TALK COMMUNICATIONS HOLDING
AG, FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Anexo H: Fraud and Security

Subsequently VIZZAVI will issue a report within not more than 48 hours from the conclusion of the audit said collected deficiencies were found.

In case that these deficiencies are qualified by VIZZAVI as serious, they shall be remedied by ELEPHANT TALK prior to the start of the provision of the service, if the audit had made prior to the start of the service, or within not more than 15 calendar days from its communication formal (or a period of more than if it is agreed and accepted in writing by VIZZAVI).

The other hand, and in the assumption that these deficiencies are qualified by VIZZAVI as light They must be remedied by ELEPHANT TALK within 30 calendar days from the formal notification of the report (or higher if this is within) (agreed and accepted in writing by VIZZAVI).

ELEPHANT TALK will allow VIZZAVI access to support original documentation the fulfillment of its obligations under the contract, as well as many equipment and facilities involved in providing the service for the which, be made available of VIZZAVI necessary staff for this purpose.

In case that an inquiry as a result of an incidence of security, ELEPHANT TALK undertakes to cooperate and provide assistance technique that you are required by VIZZAVI.

3 BREACHES

Any breach of contract in the field of security, fraud and protection of the Information, shall be communicated by VIZZAVI to ELEPHANT TALK, using the corresponding Summary record of incidents which received shall be signed by ELEPHANT TALK. It is considered:

3.1 as serious breaches:

●	the substantial or regular breach of rules and procedures of Included in Annex B. Security

●	the impairment of ELEPHANT TALK of the tasks of control and inspection that correspond to VIZZAVI or its personal authorized;

3.2 as light breaches:

●	the failure to timely and substantial not rules and procedures of Included in Annex B. Security

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CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. AND ELEPHANT TALK COMMUNICATIONS HOLDING
AG, FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Anexo H: Fraud and Security

●	not provide VIZZAVI reports and data that you are required by virtue the present annex.

The accumulation of more than five minor breaches in a quarterly period will constitute a serious breach and the accumulation of three breaches serious over the lifetime of this contract; will lead to the same resolution.

These breaches will be qualified by VIZZAVI. If any discrepancy of rating by ELEPHANT TALK in misconduct serious not coming from upon accumulation of minor offences, at the expense of ELEPHANT TALK, request a report to an alien to both parties optional agreed and accepted by them who will act as mediator. This optional will be selected from among the persons of recognized prestige in the area of security, as an expert in techniques and local and international standards in this field.

4. Physical and electronic Security and

The following security requirements will be of general application. However, VIZZAVI can adapt these measures to the particular circumstances of ELEPHANT TALK.

4.1 Security Systems

When ELEPHANT TALK access or manage information or VIZZAVI goods or their customers, you must have the following means of protection:

●	a system of security to protect installations against unauthorized access.

●	An electronic system for using access controls the use of individualized accreditationand/or elements of identification biometric.

●
a system of closed-circuit television connected to a permanent digital recording with sighton the points system of physical access to rooms and spaces produces object operations the contract, as well as teams giving support to them.

Computers and systems security must be installed and maintained by written contract by part of company approved by the competent bodies.

Any deficiency or on computers or security systems detected breakdown installed and that implies the non-operation of the system shall be settled in the maximum of 24 hours. This situation should be communicated by ELEPHANT TALK VIZZAVI immediately.

In case that does not take the necessary to settle breakdowns measures or deficiencies in the marked term, VIZZAVI reserves the right to settle These breakdowns or deficiencies in charge of ELEPHANT TALK.

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CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. AND ELEPHANT TALK COMMUNICATIONS HOLDING
AG, FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Anexo H: Fraud and Security

4.2 Service monitoring

●
ELEPHANT TALK must have, when VIZZAVI thus determined, a service of monitoring 24 hours, with installed, CCTV system to be able to monitor the installation, the right of control systems use of access, care possible intrusion and fire alarms and few other performances appropriate them within their competences professionals.

5. PEOPLE SECURITY

●
ELEPHANT TALK shall take measures to dispose of a Written individualized (see annex A), signed by each of the people that access to facilities and systems where processed VIZZAVI information. Therein, shall collect, acceptance, and recognition of VIZZAVI confidentiality standards.

●
ELEPHANT TALK undertakes to keep archived these writings together with the proof of the identity of the signatories the entire period of validity of this agreement and during the 5 years After the completion of the same.

●
ELEPHANT TALK will take the necessary measures to implement identification, registration and accreditation procedures cash of each one of those who access facilities and systems where you hosting computers, systems and/or is processed VIZZAVI information.

6 SECURITY INFORMATION AND COMMUNICATIONS TECHNOLOGIES

6.1 Implementation of the information security policy

●
ELEPHANT TALK, in General, shall comply with the rules and procedures included in Annex B, VIZZAVI security and particular character, ELEPHANT TALK undertakes to implement measures of described security in Royal Decree 1720 / 2007 of 21 December, by the adopting the rules procedure development of the organic law 15/1999 of 13 December personal data protection or the rules that replace you each gathering and laying down for the treatment Level basic, medium or high, depending on the corresponding file the processed data level.

6.2 Responsibilities of systems and networks of VIZZAVI

●
ELEPHANT TALK will be responsible for all actions to be carried out in and from systems and VIZZAVI networks with user accounts is provided for the provision of the Service contracted, being responsibility of ELEPHANT TALK have identified at all times to those people who use them and provide these data at the request of VIZZAVI.

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CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. AND ELEPHANT TALK COMMUNICATIONS HOLDING
AG, FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Anexo H: Fraud and Security

6.3 Networks and systems

●
ELEPHANT TALK that connect with the network of VIZZAVI, IP networks whenever possible, must be isolated both physically as logically of any other network (whether private or public), including the network deprived of ELEPHANT TALK.

●
ELEPHANT TALK will have an access with minimum access profile required toperform their work, have exclusive access to machines, to applications and the information you need to perform services his work.

●
All desktop computers or laptops of ELEPHANT TALK to connect to the network ofVIZZAVI must have installed an antivirus antispyware and antikeylogger, residents and updated to the latest signature and patch and/or security release.

●	ELEPHANT TALK recognizes the VIZZAVI capacity to monitor and registeraccesses and uses of systems and VIZZAVI networks.

6.4 User accounts

●	User accounts assigned by VIZZAVI will be responsibility of ELEPHANT TALK,which must be associated to the people who use them at all times.

●	where possible, ELEPHANT only TALK will have temporary access and permanentnot to production systems.

●
ELEPHANT TALK undertakes to keep up-to-date on everything time inventory ofits staff with access to networks or VIZZAVI, systems communicating VIZZAVI punctually and according to procedures that are establish high, low and necessary modifications.

●	ELEPHANT TALK is committed to working procedures laying the periodic revisionof the granted access to your staff in the networks or VIZZAVI systems and whenever it so requests.

●
ELEPHANT TALK will be evidence of intrusion of their technical infrastructure thatis dedicated to the connectivity with VIZZAVI, evaluating the security level of it, getting a report of vulnerabilities and plans of action to reduce them. VIZZAVI reserves the right to require this report as well as to apply the action plan for the minimization of vulnerabilities.

●	ELEPHANT TALK can be tracked by VIZZAVI, when you deemed necessary toidentify any potential security risk of the connection and access.

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CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. AND ELEPHANT TALK COMMUNICATIONS HOLDING
AG, FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Anexo H: Fraud and Security

7 FRAUD

ELEPHANT TALK undertakes to respond for all those economic damage, as well of any other kind, directly or indirectly of the illicit derivatives developments, underwent VIZZAVI or third parties with them to VIZZAVI keep the respective contractual link, as result of all actions or omissions of fraudulent nature carried out by those people physical or juridical, give their effective services for ELEPHANT TALK, either employed or through the corresponding commercial link being also obliged to adopt the measures it deems most appropriate for surveillance and control in order to prevent the breach of their obligations, under the above contractual relationship.

●	VIZZAVI shall bring to the attention of ELEPHANT TALK with immediately,discovered illicit activities, so that it can immediately put a stop to them.

●
VIZZAVI once you have an economic evaluation of the damage that had beensuffering will be the same knowledge of ELEPHANT TALK, which in the maximum period of 90 days shall proceed to the compensation thereof.

●
In the case that ELEPHANT TALK un-attended the requirement of payment withoutjustified cause, the amount which in his case should compensate VIZZAVI an interest on arrears in accordance with what is legally established at each time, from the day following the due date for VIZZAVI.

8 Management of Business continuity (BCM)

ELEPHANT TALK shall, with the aim of ensuring the availability and continuity of service hired by VIZZAVI for the lifetime of the contract, have a deployed and operational business continuity strategy. This strategy will be composed of the following aspects:

8.1 Business continuity strategy

ELEPHANT TALK must have of a properly documented and approved business continuity strategy by the company address.

8.2 business continuity plans

ELEPHANT TALK must having and maintaining operating plans cover business continuity the following aspects:

●	regular identification of critical business processes

●	recovery plans for critical processes revised regularly

●	specific operational plans reviewed regularly to cover the following aspects:

o	buildings where relocation plans critical processes

o	alternative productive environments production plans

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CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. AND ELEPHANT TALK COMMUNICATIONS HOLDING
AG, FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Anexo H: Fraud and Security

o	communication systems and computer applications criticism that must be duly duplicate in geographical locations separated or have contracts for support with third parties plans

o	expert functions that must be identified and should there be a process of substitution

o	information or critical records to be properly protected and duplicate in alternative places

o	supplies and suppliers critics that must be identified and should exist alternative supplies plans

o	services to VIZZAVI according to the service levels defined in the contracts

8.3 Crisis management

ELEPHANT TALK during the period validity of the contract, you must have crisis management plans for serious incidents covering coordination, recovery and the communication with customers and other important actors in the market.

8.4 operational validations

ELEPHANT TALK, during the period of the contract must have a strategy of validation to validate the effectiveness of their continuity plans business and crisis management. These reports will be available for your query by VIZZAVI with the aim of ensuring that the service provided to VIZZAVI It is guaranteed at any time.

8.5 standard references

The reference for business continuity management standard is the BS25999-2 published by the British Business Standard Institute.

Annex A: individual privacy agreement

DATA AND INFORMATION

PROPERTY OF VIZZAVI

Mr./Ms................................................................., mayor de age with identity card no....

I DECLARE:

That any type of data or information that could access on the occasion of implementation and development of services provided under the contract signed between ELEPHANT TALK and VIZZAVI regardless of the environment in which the same document, either paper or software, support as well as one information that I could be communicated orally, is property exclusive of VIZZAVI.

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CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. AND ELEPHANT TALK COMMUNICATIONS HOLDING
AG, FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Anexo H: Fraud and Security

Except prior authorization in writing of VIZZAVI I undertake a:

●	under any means, reproduce the received information.

●
use It only for the development of the functions or activities I have mandated or derive directlyfrom running services of the mentioned contract or agreement, and not to disclose to third parties, be they natural or legal persons irrespective of their activity not be matching or confluent with activity developed by VIZZAVI.

●	not use the information or systems VIZZAVI property. for its own benefit or of outside thedevelopment of services framed in the contract with ELEPHANT TALK.

●
treat and protect the information received, or that to which access virtue to provide myservices, with due diligence, to avoid both his loss as its disclosure, following the guidelines that marks the policy security, fraud and that it has been communicated. VIZZAVI risk

●	return or destroy VIZZAVI choice any information or documentation that has had access forthe lifetime of the contract or agreement, once completed the same.

The previous demonstrations are not applicable for information or documentation whose content is known publicly, or I was provided by VIZZAVI expressly without restriction, any written or oral, regarding your use or disclosure.

The previous obligations will remain even after completed execution of the contract or agreement and extinguished my participation in the same.

I Also declare having been informed that personal data that were provided at startup or during the relationship of collaboration signed with ELEPHANT TALK, part of a file owned by VIZZAVI. residing at Avenue of Europe no. 1, Business Park Moraleja, 28108 Alcobendas, Madrid and will be treated with the purpose of maintaining that relationship and that in anytime I exercise my rights of access, rectification, cancellation and opposition of the above-mentioned data. Similarly I consent that my name and e-mail address can be assigned to all the companies of the Vodafone Group for the purpose of homogenizing the Vodafone Global computing platforms.

By last I know and accept that non-compliance with obligations previously described, will give the right to VIZZAVI to compensate the damage and damage that you are caused, without prejudice to actions that in right correspond.

AND for the record to the timely effects, I hereby promulgate the present in

.......................................... to... of... of 20...

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CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. AND ELEPHANT TALK COMMUNICATIONS HOLDING
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Anexo H: Fraud and Security

Fdo.......................................

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AG, FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Anexo H: Fraud and Security

Appendix B: standards and security procedures

SUMMARY OF GENERAL REGULATION OF INFORMATION SECURITY

1. Introduction

All external personnel authorized to access or modify the information VIZZAVI property is subject to the compliance of security of information, in particular:

»
all external collaborator of VIZZAVI, you must save obliged professional secrecy during and after his employment relationship for company information personal data that you have access for reasons of their work. or

»	all external collaborator of VIZZAVI should comply strictly with the terms of confidentiality, including in contracts of service delivery, or those that have signed with character staff.

VIZZAVI will be legitimate to take appropriate legal measures in case of violation of theseresponsibilities.

1) correct use information

All employees of VIZZAVI and external partners, will be responsible for non-disclosure, loss or unavailability of information, either accidentally or premeditated. As a general rule the information is not to be drawn from the workplace, except in those cases in that there is no other solution and extracting the information is fully justified.

Confidential information on the Internet will be sent or another public network, as by nature is not considered safe.

In General, the storage is not allowed in corporate resources or access or download from provided resources by any content (videos, music, images) VIZZAVI (documents, etc.) subject to copyright, intellectual property Act or any legislation or regulation in force applicable thereon. Any content of these features may be deleted automatically.

2) User login ID and passwords

The (user IDs and passwords,) authentication mechanisms (certified digital, etc.) are personal and non-transferable and, therefore, not they can be shared. Each person is responsible for the actions that are Register in the technological resources with your user code. The actions made in systems and infrastructures of VIZZAVI are registered and can be monitored for identifying and investigating incidents of Security.

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AG, FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Anexo H: Fraud and Security

3) Use of the information outside of corporate resources

It must be avoided as far as possible, the use of paper in removable media or file with information extracted from the technological resources. Should also be paid special attention in those cases in which is distributes sensitive information either on magnetic media, through pouch or through personal mailboxes from employees and the external partners.

In those cases in which the information sent or you receive, to or from other entities or enterprises through telematic media agree with these companies, together with security ICT, safe means of distribution, according to established connection standards.

4) Storage information in the microcomputer environment

In any case the users must be created on network drives any file or document that contains personal; data is information should only stay in the corresponding platforms on which measures have been implemented in necessary to ensure confidentiality, security integrity and availability of information and compliance with security measures established in the existing legislation regarding personal data corresponding to the level of security files.

The information in microcomputer environment must store in those resources to ensure your confidentiality, integrity and availability in each case.

a) External storage units

The proper use and custody of the information will be the responsibility of the user you have made the extraction of information from the platform that It was originally.

b) Information on mobile devices storage

Always the use of mobile devices which can be stored information VIZZAVI property must implement security, measures enable protection of information stored in them, all kind of theft, unauthorized for disclosure of information access contained in them or loss of devices either deliberate or accidental.

5) Use of electronic mail and Internet

the e-mail and Internet access are work that may tools provide VIZZAVI external partners to perform exclusively the tasks involving their work. Is not a personal or intended tool to use private.

a) Security for the use of your email measures

In case of a domain user account @ vizzavi.com user does is not identified in a particular form, but as a Member VIZZAVI, therefore no user must participate in forums to title particular as the name of VIZZAVI would be involved.

The use of public e-mail systems to matters relating to the developed functions communications by the user in your workplace is prohibited.

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AG, FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Anexo H: Fraud and Security

All users access to the mail system corporate performed using a personal user account and be will store the information necessary regarding the use of mail, to where necessary, analyze it and be able to detect whether you are making improper use of mail in case of incidents.

As a general rule, the e-mail should not be used for sending confidential or secret information over the Internet.

b) Security for the use of Internet measures

In the case of Internet to ensure a proper use must be taken into account the following:

»	All access to Internet from the infrastructure of VIZZAVI occurs through the mechanisms

»	Low no concept, no user will avoid security regulate controls Internet access from theinfrastructure of VIZZAVI .

»	Not is allowed to download programs or software from the Internet infrastructure ofVIZZAVI , even in public because it could account contain viruses or any type of malicious code.

»	Internet access corporate it is monitored and all accesses are registered. Is storeinformation necessary for its analysis and possibility of detection use inappropriate.

6) Antivirus and protection against malicious programs

With the aim of preventing and detecting the introduction of malicious software should apply all technological resource installed or connected to susceptible VIZZAVI be infected by any virus or malicious code in general (posts) (customer, notebooks, servers, etc.) You must have installed and active program antivirus with antispyware and antispam functionality.

7) Connections to data network

a) Equipment Connections to the data network

All checkpoints, desktops and laptops, as well as the hardware associated with these, connecting directly to the corporate network shall be provided, or must be approved, by VIZZAVI.

b) Access from the data network

These accesses must be through corporate connection services operating at a time, approved by security ICT.

c) Data network access

all connections from external to the network of VIZZAVI networks will be validated by ICT security of the procedures established to such end. Connection to the VIZZAVI network equipment shall not be used non-validated by ICT security. The configuration the equipment used to connect to the network of VIZZAVI shall incorporate at least an antivirus, antispam, antispyware and to keep all security patches.

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AG, FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Anexo H: Fraud and Security

8) Legislation in for personal data

There is a specific legal regulation (LOPD and regulations and associated instructions) on the protection of personal which is bound data knowledge and compliance by all external collaborators of the Company.

9) Communication of incidents

Any user who has directly or indirectly from any incidence actual or possible knowledge that might derive for breach of it here described shall communicate immediately such incidence and actions that had been taken of urgency, to your immediate VIZZAVI Manager or the ICT security team.

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AG, FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Anexo H: Fraud and Security

SUMMARY REGULATION OF PHYSICAL SECURITY FOR
EXTERNAL SATFF IN VIZZAVI INSTALLATIONS

●	All external staff needs to complete its work in VIZZAVI by a more than fifteen days space facilities must be equipped with the corresponding accreditation.

●	Such accreditation application must be the responsible for VIZZAVI that authorize or whorelies on this work through the external management tool.

●	documentation to provide the worker for the creation accreditation will be as follows:
o	Photocopy the D.N.I., passport or permission of the working force.
o	Picture color type ID card.
o	confidentiality agreement signed in which the worker It must be given writtenconsent to the conditions of confidentiality of VIZZAVI.

●
to develop accreditation: essential is that will be approved the request of the personresponsible for and received the documentation above specified, either by internal pouch well presenting it directly in Fraud, risk and security in the semisótano of building B, AV. Europe 1 -Business Park - 28108 - Alcobendas - Madrid Moraleja.

●
Activation: accreditation will be sent by internal pouch to work that has been requestedaccess, in closed envelope Centre and with instructions for activation. This may request to the center of Security, 24 hours will be operational card.

●
Access level: is generated in first instance, the accreditation with the level of minimumaccess to the specified job centre. Later extensions should perform them responsible for VIZZAVI to through the requests for corporate security tool.

●
Renewal: the card will be issued with a maximum expiration 6 months. An email will begenerated automatically for its renewal, e the applicant / responsible for the original request for its confirmation.

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AG, FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Anexo H: Fraud and Security

●
Loss or damage: if necessary replacement of the card for any reason shall be request ofthe requests for corporate security tool. In case of loss, communicate the same immediately to the Security Center (607133133), so to proceed to its cancellation.

●
Card is personal: not transferred or used for facilitate access to the VIZZAVI centers ofanother person by any reason. Failure to observe this rule will cause the cancellation of the permission of access to VIZZAVI centers.

●
Avoid any actions that endanger the effectiveness of security, fire protection and controlsystems access, as well as features that meet, being a lack very serious that it will mean the prohibition to access VIZZAVI facilities.

●
Visits must be accredited in the receiving and shall be accompanied by since his arrivaland during the time duration of the visit, being the responsibility of the visited any action you make the visitor.

●	Meetings should be made in the rooms dedicated to these actions and never in jobs.

●
Before of access to technology, centers must sign a document confirms that they knowthe rules enacted by the departments involved in prevention of actions that can put in compromise the continuity of systems.

And test of accordance with the above, both witnesses in the representation in involved, sign the present annex H exemplary duplicate and a single effect on the date indicated in the heading

Fdo: D. Jaime Bustillo Velasco	Fdo: D. Alexander Albertus Vermeulen

By VIZZAVI ESPAÑA, S.L.	By ELEPHANT TALK COMMUNICATIONS, HOLDING AG

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CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. and ELEPHANT TALK
COMMUNICATIONS, INC. FOR THE PROVISION
OF TECHNICAL SERVICES AND OPERATIONAL

Annex I: Ethical Purchasing

CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. AND ELEPHANT TALK COMMUNICATIONS, INC. FOR
THE PROVISION OF TECHNICAL SERVICES AND OPERATIONAL
Annex I: Ethical purchasing

ANNEX I

ETHICAL PURCHASING

VIZZAVI belongs to the Group Vodafone representing the largest telecommunications networks companies of the world and as such plays an important role to contribute to the enrichment of the life of persons.

Mindful of the importance of managing our business in a careful and responsible manner, and that is why we have adopted a set of essential values and principles of business to regulate our activities and interactions with all our stakeholders throughout the world, including our suppliers.

In accordance with our business principles, we are committed to "promote the implementation of our business principles by" "part of our suppliers and business partners."

Purchasing ethical transcribed below policy must read in conjunction with our principles of business, and is designed with the aim of promoting both safe and fair, working conditions as the responsible management of environmental and social issues within VIZZAVI supply chain.

VIZZAVI will collaborate with suppliers in the implementation of the political, through joint audits and visits to their facilities to assess compliance.

VIZZAVI will encourage all suppliers to implement it in each area of their business and within their own strings policy of supplies.

THE OF ETHICAL PURCHASING POLICY

1 Child Manpower

●	No hiring of anyone whose age is below the minimal legal work age. [1]

●	Minors (people under the age of 18) will not be assigned to dangerous tasks, or any task that is not commensurate with the development of the child. [2]

●	Whenever minors are hired, their best interests will prevail.

●	It will support, will be developed or will be made contributions to policies and programs to assist with any juvenile who is currently working.

2 Forced works

●
 No forced, compulsory labor or regime is used of bonded and employees have the freedom to terminate your employment by giving reasonable notice. Employees are not obliged to deposit neither money nor identity with the company documents.

3. Safety and health

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Annex I: Ethical purchasing

●
Employees working in a healthy and safe environment of in accordance with international standards and national laws. Such an environment includes access to clean toilets, drinking water, if necessary, adequate for food storage facilities.

●	If the company provides accommodation, it must be clean, secure and should be to meetbasic needs of employees.

●	Employees will receive adequate information and training on safety and health.

4. Freedom of Association

●	As far as permitted by law, all employees are free to join or be represented by unions orsimilar external trade union organizations.

5 Discrimination

●	Negative discrimination [3] is prohibited , including on grounds of race or sex.

6. Disciplinary practices

●	Employees are treated with respect and dignity. Is prohibited any form of physical, verbalaggression or other harassment, threats or any other form of intimidation.

7 Work Hours

●	Labor hours for employees shall comply with national laws and are not excessive [4].

8 Salaries

●	Employees understand their working conditions and receive a wage [5] fair andreasonable, low conditions equally fair and reasonable.

9 Individual behaviors

●	Any form of bribery, will not be tolerated including tenders or dishonest payments made toemployees or organizations or from of these same.

10. The environment

●	Processes have been implemented to improve, actively, the efficient use of limitedresources (such as energy, water and the) (raw).

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Annex I: Ethical purchasing

●	Operating management, precise controls have been implemented and technicians to minimize harmful emissions to the environment.

●	precise measures have been implemented to improve the environmental compliance of their products and services when they arrive at the hands end user

●	The company supports innovative developments in products and services that can offer social and environmental benefits.

REFERENCES

Ethical Purchasing policy is based on the following standards International:

●	La United Nations Declaration of Universal human rights.

●	Conventions the of the International Work Organization.

●	Convention on the rights of the child of United Nations.

Has also there is reference to:

●	Standard SA 8000 for International social Accountability

●	the Basic code of the initiative of trade of ethics and

●	the project of standards on responsibility of the transnational corporations and other business enterprises rights human (2003)

In Respect of the conventions of the ILO on labor standards, reference has been made to the following provisions during the development of this policy:
● Convention No. 1 (reasonable working hours)
● Convention No. 29 (forced labor and servitude)
● Conventions No. 87, 98 and 135 (freedom of Association)
● Convention No. 111 (discrimination)
● Convention No. 138 (minimum age)
● Convention No. 135 and recommendation No. 143 (the) (Representatives of workers)
● Convention No. 155, article 19 (training in the field of the) (security and occupational hygiene)

DEFINITIONS

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Annex I: Ethical purchasing

Child means every human being below the age of eighteen years of age, as said term is defined in article 1 the Convention on the United Nations child rights.

The definition of personal development is covered in Article 32 of the Convention on the rights of the child of Nations United.

And in proof of accordance with the above, both witnesses in the representation in involved, sign the present annex for exemplary duplicate and a single effect on the date indicated in the heading

Fdo: D. Jaime Bustillo Velasco	Fdo: D. Alexander Albertus Vermeulen

By VIZZAVI ESPAÑA, S.L.	By ELEPHANT TALK COMMUNICATIONS, HOLDING AG

_________________________

[1] The minimum age means age in that completion of compulsory schooling, or under 15 years (or below the 14 years, in countries whose means of education) (they are insufficiently developed).

[2] The development staff includes the health or physical, mental, spiritual, moral development or of a child.

[3] Forms of discrimination may include race, color, sex, sexual option, religion, political opinion, nationality, social origin, social class, indigenous race disability, age, and affiliation of Association.

[4] Must be taken into consideration the type of work and working hours reasonable, according to the role played and the country in question.

[5] Must be taken into account the type of work and the relevant market, wage addition of the existing interprofessional minimum wage in the country concerned.

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COMMUNICATIONS HOLDING, AG FOR SUPPLY
OF TECHNICAL AND OPERATIONAL SERVICES

Annex J: General Conditions for Prevention of Risks and Health

CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. AND ELEPHANT TALK COMMUNICATIONS HOLDING AG
FOR SUPPLY OF TECHNICAL AND OPERATIONAL SERVICES
Annex J - General Conditions for prevention of risks and health

Annex J General Conditions of prevention of risks and health.

Objective of VIZZAVI to strictly comply with the demands on risk prevention Labor, that establishes the Spanish legislation on law 31/1995 of 8 November, on prevention of labor risks (LPRL), amended by Law 54/2003, of 12 December, reform of the normative framework of the Prevention of occupational risks, as well as its rules and provisions of development, in any type of work do in their centers or workplaces, this company is directly addressed. Both Parties considered, in any case, such measures are based on the prevention, as a basic criterion that must guide all safety action labor and, hence criterion whose attention lies with all those companies collaboration with VIZZAVI.

According to the REAL Decree 171/2004 of 30 January, develops article 24 of the Law 31/1995 of 8 November, the prevention of workplace risk in the field coordination of business activities and to develop the VIZZAVI obligations of the implementation of this article,
ELEPHANT TALK relation a:

1 THE COMPANY AND THE SERVICES OBJECT OF CONTRACT:

1 Credits that has the documentation below is listed in it affecting to the development of the contract, referring copy of such services documentation in the case that VIZZAVI so requires:

i) Organization resources for the preventive activities.

Specification of the Organization, indicating:

●	Chosen Modality preventive Organization (prevention service itself, alien, etc.) andassumed and agreed specialties with SP “Ajenos”.

●	Relationship de re courses available human and their training in prevention andgeographical scope of action for the development of the management of prevention

●	Name the partner or person holding the highest responsibility and that credited thevalidity of the documentation submitted to VIZZAVI.

ii) Assessment of the risk.

The evaluation of Risks may be:

●
In General, which will cover all activities and tasks that may perform workers, as wellas the generic information s and instructions delivered by VIZZAVI, concerning the risks inherent in the post of work.

●	Specific, caused by work intending to perform in specific locations and/or not beincluded in the previous evaluation.

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Annex J - General Conditions for prevention of risks and health

These assessments relate solely to the contract services without exclude any activity or task. All assessments will be carried out and revised by ELEPHANT TALK of agreement, at least set out in the Democratic Republic 39/97 of 17 January, by which adopted the RSP.

iii) Planning of the preventive activity

From the assessment of risks that might arise from the development of the services subject to the contract and according to the results obtained, ELEPHANT TALK will have before it a planning its preventive activity in which, to the less, will detail defined preventive activities to accredit, in PRL, subject to workers who develop services covered in the contract. Such planning will define:

a) TRAINING Teórico-práctica, sufficient and suitable.

By each course necessary training, at least specify:

●	Title, agenda of the course, theoretical or practical content, time load of each part andactivities or tasks for which it is compulsory.

●	Certification required for the faculty provided the course.

(b) Sufficient and appropriate information.

The information (prior and ongoing) will be at least concerning:

●	Risk for safety and health of workers.

●	Measures and applicable protection and prevention activities.

●	Measures taken from pursuant to article 20 of the LPRL of emergency. measures

(c) Health surveillance.

Of the monitoring of health, at least indicate:

●	Types of specified medical examinations.

●	Recurrence established for each tip or of recognition.

●	Evaluation of health at regular intervals after the incorporation into the work, changefunctions or prolonged absence.

Each type of specified medical examination and its periodicity will be (signed) stipulated by a professional, an entity or body in medicine of the working.

d) Equipment of work and means of protection.

●
Relationship of working equipment used by workers and which will be suitable to the job to be performed. Identification of those that in their use may present specific risks for workers or third parties and measures to take to control or reduce these risks.

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FOR SUPPLY OF TECHNICAL AND OPERATIONAL SERVICES
Annex J - General Conditions for prevention of risks and health

Relationship equipment individual protection (EPI) suitable (with CE marking) that will be provided to their workers and identification of activities, tasks or functions for those that are provided.

e) Procedures of work and action in the case of emergency. In these procedures, among other issues should include the necessary instructions on first aid, evacuation of injured, etc.

2) ACCREDITATION AND CONTROL OF WORKERS.

To develop (specified in the corresponding item (iii) paragraph) planning of its preventive activity of the present document establishes a system of accreditation and monitoring of workers on the prevention of risks, to ensure that ELEPHANT TALK only accredited workers to develop the subject of the contract services.

Before activity, ELEPHANT TALK credited in writing to VIZZAVI that the relationship workers providing the hired services met with the obligations under the risk assessment and planning of its appropriate preventive activity. Such accreditation will mean that workers indicated:

●	Have received sufficient risk information measures for the prevention of such risks andmeasures of emergency must be applied in each service to be developed

●	Han received the corresponding training both theoretical and practical, sufficient andappropriate techniques and procedures for the prevention of hazards that given job.

●	To the vigilance of health, this is suitable for such work.

●
In respect to the equipment WORK and media of protection (‘ in later PPE ' s)individual and collective necessary for his work, ELEPHANT TALK available all necessary, the maintained in appropriate conditions of use, as well as known and this trained in its use and maintenance.

VIZZAVI may verify compliance with the previous requirements. If when request certifications finds does not conform to what is specified, VIZZAVI is reserve in any case and in its sole discretion, the right to refuse entry to its facilities workers designated by ELEPHANT TALK, notifying ELEPHANT TALK purpose, forcing it, within a maximum 7 days to update and verify the information previously fulfilled.

ALL THOSE WORKERS THAT DO NOT HAVE THE ADEQUATE ACCREDITATIONS WILL HAVE EXPRESSLY PROHIBITED THE EXECUTION OF WORK FOR VIZZAVI.

Development of This section on the system of accreditation and control of the workers, is reflected in a "Protocol control workers" duly signed and managed by both parties.

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FOR SUPPLY OF TECHNICAL AND OPERATIONAL SERVICES
Annex J - General Conditions for prevention of risks and health

ELEPHANT TALK designate the presence of preventive if as a result resource in the development of services the present contract submit the cases laid down in the legislation in force. In that case, persons designated shall fulfill the requirements laid down in the legislation in force, as well as they will develop the functions and established responsibilities.

3) NOTIFICATION ACCIDENTS AND INCIDENTS THAT OCCURRED IN CENTRES OR PLACES OF WORK OF VIZZAVI

All the accidents or incidents during the development of their activity business as VIZZAVI provider must be notified immediately.

Next to the notification, ELEPHANT TALK is obliged to submit the following documentation duly sealed and visada by its prevention service or in his case by the representative of the company within a period not exceeding 7 days after the date of the accident:

●	From the injured full identification TC1 and TC2, certificates of training, delivery ofinformation and EPI´s and aptitude medical.

●	From the Responsible "for execution of work" at that time: identification complete andtestimony of what happened, co n its signature original.

●	Report accidents, at least indicating the kind of sinister, happened event identificationof witnesses and his statement, etc.

●	Measures that will take to correct the situation that caused the accident or to avoidnew casualties.

4) REQUIREMENTS IN THE CASE OF SUPPLIES OF GOODS.

In the case that as a result of the contract award is the provision of machines, equipment, products and useful work, ELEPHANT TALK obliged:

●
To ensure that they do not constitute a source of danger for the worker, wheneverinstalled and used in conditions, uses, forms and for recommended purposes by them. Moreover, must have certification CE.

●	When appropriate, will be packaged and labeled to allow your conservation andmanipulation in safety.

●
Provide the (security chips) information indicating the correct way of use by workers,the additional preventive measures to be taken and industrial risks involving both normal use, as their manipulation or improper use or maintenance.

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FOR SUPPLY OF TECHNICAL AND OPERATIONAL SERVICES
Annex J - General Conditions for prevention of risks and health

●	Any information must be in Spanish.

5) REQUIREMENTS IN CASE OF REALIZATION OF WORKS OF CONSTRUCTION

For jobs that involve the completion of construction, will be obliged compliance with Dr 1627/97, on October 24, which lays down the minimum provisions on safety and health in construction.

6) OTHERS OBLIGATIONS OF ELEPHANT TALK.

i) ELEPHANT TALK must deliver to the Manager of the contract by VIZZAVI:

●	Any documentation required in this annex,

●	Communicating any changes that occur in any of the stated documents.

ii) ELEPHANT TALK certified companies that hire or subcontract for the realization the contract services that meet their obligations in field of prevention of workplace risk. Shall be the responsibility of ELEPHANT TALK to their contracts or outsourced monitoring of the preventive rules contained in this document or any other type of information in this respect that is transmitted by VIZZAVI to ELEPHANT TALK, as well as where appropriate, coordinate the implementation of the work.

iii) for each company contracted name subcontracted and/or, ELEPHANT TALK will deliver to VIZZAVI a certificate showing that it meets the requirements demanded in the field of Prevention of occupational hazards.

iv) VIZZAVI will be at the disposal of ELEPHANT TALK for those queries that it needs to make. You can set contact over the contract manager. Are reminded that as indicated constitutes legal requirements of enforceable, without prejudice come also included elsewhere in the contract or contracts signed, so it is them requires stricter enforceable Also recalling the need that their workers serve and take additional measures of prevention VIZZAVI to establish. This derives than any expenditure which can cause compliance or failure to comply with these obligations shall be borne by ELEPHANT TALK account.

v) ELEPHANT TALK undertakes all data provided to VIZZAVI are truthful and duly updated so as to meet all requirements required by applicable law on data protection personal. VIZZAVI reserves the right to check, when deems it timely, truthfulness, implementation and compliance with the instructions, rules, etc. are part of the documentation submitted by ELEPHANT TALK, of which must have.

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CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. AND ELEPHANT TALK COMMUNICATIONS HOLDING AG
FOR SUPPLY OF TECHNICAL AND OPERATIONAL SERVICES
Annex J - General Conditions for prevention of risks and health

And in proof of accordance with the above, both witnesses in the representation in involved, sign the present annex J exemplary duplicate and a single effect on the date indicated in the heading

Fdo: D. Jaime Bustillo Velasco	Fdo: D. Alexander Albertus Vermeulen

By VIZZAVI ESPAÑA, S.L.	By ELEPHANT TALK COMMUNICATIONS, HOLDING AG

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CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. and ELEPHANT TALK
COMMUNICATION HOLDING, AG FOR THE PROVISION
OF TECHNICAL AND OPERATIONAL SERVICES

Annex K: Requirements for Compliance with Sarbanes Oxley Regulations

C CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. AND ELEPHANT TALK COMMUNICATION HOLDING,
AG FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex K: Requirements for compliance with Sarbanes Oxley regulations

The parties agree that in the time in which VIZZAVI must fulfill SOX, ELEPHANT TALK regulations adopt technological solutions appropriate to VIZZAVI and compliance the above rules without that this brings additional charge.

And test in accordance with everything above, both witnesses representation involving, sign the present annex M exemplary duplicate and a single effect in the date indicated in the heading

Fdo: D. Jaime Bustillo Velasco	Fdo: D. Alexander Albertus Vermeulen

By VIZZAVI ESPAÑA, S.L.	By ELEPHANT TALK COMMUNICATIONS, HOLDING AG

CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. and ELEPHANT TALK COMMUNICATION HOLDING, AG FOR THE PROVISION
OF TECHNICAL AND OPERATIONAL SERVICES

Annex L: Certificates

C CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. AND ELEPHANT TALK COMMUNICATION HOLDING,
AG FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex L: Certificates

ELEPHANT TALK attaches to this annex a copy of its insurance policy

Also, within 30 days from the signature of this annex ELEPHANT TALK is committed to deliver the following documents to VIZZAVI

●	Certification issued by the competent body that accredits that ELEPHANT TALK is aware of their tax obligations.

●	Certification issued by the competent body that accredits that ELEPHANT TALK is aware of theirlabor obligations.

And as proof of their conformity with the foregoing, both Parties appearing, in the representation in which they intervene, sign this Annex D in duplicate and for a single purpose on the date indicated ut supra.

Fdo: D. Jaime Bustillo Velasco	Fdo: D. Alexander Albertus Vermeulen

By VIZZAVI ESPAÑA, S.L.	By ELEPHANT TALK COMMUNICATIONS, HOLDING AG

CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. and ELEPHANT TALK COMMUNICATIONS, HOLDING AG. FOR THE
PROVISION OF TECHNICAL AND OPERATIVE SERVICES
Annex M: Definitions

CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. and ELEPHANT TALK COMMUNICATIONS HOLDING, AG FOR THE PROVISION
OF TECHNICAL AND OPERATIVE SERVICES

Annex M: Definitions

CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. and ELEPHANT TALK COMMUNICATIONS, HOLDING AG. FOR THE
PROVISION OF TECHNICAL AND OPERATIVE SERVICES
Annex M: Definitions

To the effects of the stated in the Main Body of the Contract to which this Annex is part, the following terms will mean:

●
Operator: Physical or legal entity who operates public electronic communications networks or provides electronic communications services available to the public and has notified the Comisión del Mercado de las Telecomunicaciones the beginning of its activity.

●	VIZZAVI's customer: Legal entity to whom VIZZAVI provides the necessary wholesale access services for the provision of mobile electronic communications services to end users.

●
VIZZAVI's customer's subscriber or end customer: Physical or legal entity who uses VIZZAVI's customer's mobile electronic communications services and that does not run public communications networks neither does not provide electronic communications services available for the public nor resells them as well

●	Technical platform Services: Services included in the initial scope of the Contract.

●	Technological integral platform: infrastructure Necessary for the provision of the services included in the initial scope of the Contract.

●
VIZZAVI's Group: Set of companies that (a) possess a significant percentage of VIZZAVI's share capital, (b) possess a significant percentage of some of the significant shareholders of VIZZAVI or (c) of which VIZZAVI is a significant shareholder. In this context, significant percentage means a participation larger than 5% of the capital. Significant shareholder is that that has a significant percentage of the capital or that it is represented in the Board of Directors of the specific company.

●	Direct competitor of VIZZAVI: Any other company that competes in the Spanish mobile electronic communications market and that does not belong to VIZZAVI's Group.

●
Mobile communications public networks access wholesale: services consisting in the provision to another operator of resources or services with the purpose of allowing this operator to provide to its end customers all the set of mobile communications services, in the same way as the mobile network operators.

●
Roadmap: Document that describes the new functionality to be incorporated to the scope of the Contract and a calendar that specifies the availability date of this functionality, according to what it is established in clause 3.2.1 of the Main Body of the Contract.

●	Mobile electronic communications market: Retail and wholesale, access, origination and termination of call and other voice, messaging, video or data services in the public mobile telephony network.

●
Mobile Virtual operator (MVNO): Organization qualified by the Commission of the Market of the Telecommunications for the provision of mobile electronic communications services but that lacks of an access network or other essential telecommunications network components for an operator.

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CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. and ELEPHANT TALK COMMUNICATIONS, HOLDING AG. FOR THE
PROVISION OF TECHNICAL AND OPERATIVE SERVICES
Annex M: Definitions

Telecommunications network: Set of infrastructure necessary for the provision of electronic communications services.

●
Services' commercial launch Date: Date in which VIZZAVI's acceptance of the services object of the contract takes place as the agreed services for launch date are available for commercialization, according to what it is established in Annex E.

●
Transition period: Time Period subsequent to the conclusion of the Contract during which thecontinuity of the provision of the services object of the Contract will be maintained according to what it is established in clause 6,4 of the Main Body of the Contract.

●
Services included in the initial scope of the contract: Set of products, services, features andtechnical and operative specifications defined in Annexes A, B1, B2, C, D and E that are comprised in the body of this Contract to the date of its signature.

●
New services incorporated to the scope contract: Any product, service, feature and/or technicaland operative condition not included in the initial scope of the contract but that both Parties decide to add later, defining a new scope of the contract. At a given moment, the scope of the contract will be defined by the addition of the services included in the initial scope of the contract and the new services incorporated to the scope of the contract. The changes of scope will be formalized by means of the corresponding addendum to the body of the contract.

And in witness of their conformity with all the foregoing, both appearing parties, in the representation in which they take part, sign this Annex M in two copies and to a single purpose on the date indicated in the heading,

Signed: D. Jaime Bustillo Velasco	Signed: D. Alexander Albertus Vermeulen

By VIZZAVI ESPAÑA, S.L.	By ELEPHANT TALK COMMUNICATIONS, HOLDING AG

3/3

CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. and ELEPHANT TALK
COMMUNICATION HOLDING, AG FOR THE PROVISION
OF TECHNICAL AND OPERATIONAL SERVICES

Annex N: Environment

CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. AND ELEPHANT TALK COMMUNICATION HOLDING, AG FOR THE
PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex N: Environment

Annex N - Environment

ELEPHANT TALK expressly undertakes to comply with the applicable legislation of environmental content, in relation to the activities whose execution comes out of this contract.

It Also, undertakes to proper management and treatment of any kind of waste toxic or dangerous well established by the existing legal system, whose origin or occurrence bring cause of any activity, directly or indirectly related to the conclusion of this contract, and particular, to undertake for them and in accordance with the provisions legal that they are application, few specific activities are required, either treatment, storage, management or any other similar.

On the same manner, ELEPHANT TALK expressly undertakes to comply with the obligations specified ahead without prejudice to give full compliance to any other obligations may come you imposed by existing legal provision applicable to activities that by the present contract are set, and whose improper treatment can affect or affect the environment. Consequently ELEPHANT TALK consents in force a:

1. Carry out any activity that is mandated by VIZZAVI with cause in the celebration of this contract, strict complying few principles and guidelines emanate the environmental policy and guidelines implemented environmental management system by the latter, whose entire contents declares know.

2. to VIZZAVI the information you are required, in relation to any impact or derived environmental impact of the activities whose execution bring cause of this contract and to submit, where appropriate, any inspection, verification or measurement of such effects well by VIZZAVI or any third party that this entity designated, and special regard to the generation of waste, treatment, emissions of noise and harmful elements to the atmosphere, and any other similar to require specific activities by imposition of the legislation that you be applicable.

3. to discharge and subsequent treatment of waste in accordance Law 10/1998, of 21 April of waste and other provisions apply to develop it or replaced it, generated during execution activities whose remit are established by this contract, as well as the delivery to the corresponding documentation VIZZAVI supporting the correct management of waste generated.

4. ELEPHANT TALK will be responsible for few breaches or sanctions may be attributable for infringement of the legislation environmental is of application, without that can affect VIZZAVI amount or spending by these concepts. It also assumes with character I express the responsibility that in any area could be attributable, by any violation arising from breach of environmental legislation applicable to the contracted activities and especially in respect of the generation of an environmental impact, whether in the management of the materials or products used for the execution of any activity derived from this contract, or their inadequate management, treatment or storage.

CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. AND ELEPHANT TALK COMMUNICATION HOLDING, AG FOR THE
PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex N: Environment

5. ELEPHANT TALK undertakes to implement many preventive measures deems appropriate to avoid any impact or negative impact to the environment during the execution of the derivative works from the present contract, running to your account few expenditure derived by allegations responsibility of few breaches derived on the occasion of those, whether for breach of the legislation applicable to activity specific or any other, without that can affect VIZZAVI any responsibility for These concepts.

6. prior to the start of under work of the celebration of the present document, is obliged to sign the appropriate contract with a manager of waste authorized by the corresponding Autonomous Community, in accordance with the terms established in the 10/1998 Act and other provisions that develop it or substitute, in relation to the management of waste generated during the work or that you have been required under activities in the This contract.

7. VIZZAVI reserves the right require ELEPHANT TALK to the presentation of at least one copy of the contract signed by one with the Authorized manager waste, and delivery of documents which pursuant to the applicable provisions in force in this regard, you may be required subsequent to the completion of the derived task execution of the celebration of the present contract.

8. It will be the responsibility of ELEPHANT TALK few measures corrective deems necessary to avoid any impact production or impact on the environment during the execution of the work object the present contract.

9. in addition, in case of descend any impact, incidence or contravention of the environmental law applicable to any activity whose execution coming of the present contract, undertakes to take measures corrective whatever necessary to minimize or eliminate the same.

10. To develop and where appropriate refer to VIZZAVI prior request, a study of environmental incidents arising from any activity whose execution coming of the present contract with the following minimum content:

A- IDENTIFICATION AND ASSESSMENT OF ENVIRONMENTAL ASPECTS

1 Listing the environmental aspects associated with the made in connection activity with:

-Emission of pollutants, noise and vibration into the atmosphere.

-Management of assimilable to urban and inert waste.

-Management hazardous waste.

-Alteration the natural environment / landscape.

-Condition Visual interim installations.

-Condition the cultural, artistic or archaeological heritage.

2 Quantification the aspects previously identified in the extent possible.

CONTRACT BETWEEN VIZZAVI ESPAÑA, S.L. AND ELEPHANT TALK COMMUNICATION HOLDING, AG FOR THE
PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex N: Environment

3 List of preventive and corrective measures to minimize environmental impact of the executed activity.

B). IDENTIFICATION OF LEGAL ENVIRONMENTAL MANAGEMENT REQUIREMENTS

1 Listing of standards and derived requirements applicable to made activity, and relationship with described environmental aspects.

2 Copy of the necessary documents in connection with the applicable legislation (document of) (monitoring and control of hazardous waste, license work,).

3 Copy of the Study of environmental impact when the rules on impact assessment Environmental does apply to made activity.

C). PLAN OF MONITORING AND CONTROL OF LABOUR

1 Cards of monitoring and control with the following content: description of the operation, type of control (visual or documented), control, periodicity criterion of acceptance and responsible for monitoring.

2 Description and copies of the procedure in emergency situations.

3 Identification company authorized handler you want to do charge of waste inert and hazardous waste.

4. Identification of the responsible person in relation to environmental management.

ELEPHANT TALK agrees to comply with provisions in this annex and with the procedures and specifications arising from the management system Environmental implanted in VIZZAVI applicable, which will be delivered by VIZZAVI to ELEPHANT TALK to request. Also, take all necessary measures to ensure that employees are informed of the provisions of this annex and procedures and specifications that apply you.

And as proof of their conformity with the foregoing, both Parties appearing, in the representation in which they intervene, sign this Annex D in duplicate and for a single purpose on the date indicated ut supra.

Fdo: D. Jaime Bustillo Velasco	Fdo: D. Alexander Albertus Vermeulen

By VIZZAVI ESPAÑA, S.L.	By ELEPHANT TALK COMMUNICATIONS, HOLDING AG